      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 2005

                                                    1933 ACT FILE NO. 333-124087
                                                     1940 ACT FILE NO. 811-21705
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)


[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  PRE-EFFECTIVE AMENDMENT NO. 2
[ ]  POST-EFFECTIVE AMENDMENT NO.
                                 AND
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
[X]  1940
[X]  AMENDMENT NO. 6


                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND
         Exact Name of Registrant as Specified in Declaration of Trust

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               JESSICA R. DROEGER
                          VICE PRESIDENT AND SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

          DAVID A. STURMS                        ERIC F. FESS                        THOMAS A. HALE
         JOHN T. BLATCHFORD                 CHAPMAN AND CUTLER LLP               SKADDEN, ARPS, SLATE,
      VEDDER, PRICE, KAUFMAN &                  111 W. MONROE                      MEAGHER & FLOM LLP
           KAMMHOLZ, P.C.                     CHICAGO, IL 60603                  333 WEST WACKER DRIVE
       222 N. LASALLE STREET                                                       CHICAGO, IL 60606
         CHICAGO, IL 60601

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

                               ------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

                               ------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRATION SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THIS INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED MAY 23, 2005


PROSPECTUS

(NUVEEN INVESTMENTS LOGO)
                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

                            FUNDPREFERRED SHARES(TM)
                            3,120 SHARES, SERIES TH
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               ------------------
    Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

    Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that the Fund believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. This treatment consists of either eligibility for the "dividends received deduction," which is available to corporate shareholders and which is generally 70% of the amount of dividends received by them, or characterization as "qualified dividend income" to individuals and subject to federal taxation at the rates applicable to long-term capital gains, which for individuals currently reach a maximum of 15%. Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. See "The Fund's Investments--Investment Objectives and Policies" for a description of holding period requirements.

    Nuveen Asset Management, the Fund's investment adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage. Spectrum Asset Management, Inc., the Fund's subadviser, will be responsible for portfolio management.

    The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7900. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated         , 2005, and as it may be supplemented, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information (the table of contents of which is on page 72 of this Prospectus), annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund or from the Fund's web site http://www.nuveen.com. You may also obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                                                   (continued on following page)
                               ------------------
    INVESTING IN FUNDPREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 30.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

                                                              PER SHARE        TOTAL
                                                              ---------      ----------
Public Offering Price.......................................   $25,000       $
Sales Load..................................................   $             $
Proceeds to the Fund(1).....................................   $             $

------------

(1) Does not include offering expenses payable by the Fund estimated to be
    $     .

     The underwriters expect to deliver the FundPreferred Shares in book-entry form, through the facilities of the Depository Trust Company on or about
          , 2005.
                               ------------------

A.G. EDWARDS
                   WACHOVIA SECURITIES
                                                         NUVEEN INVESTMENTS, LLC
                               ------------------

                        Prospectus dated          , 2005

(continued from previous page)
    The Fund is offering 3,120 shares of Series TH FundPreferred shares. The shares are referred to in this Prospectus as "FundPreferred shares." The FundPreferred shares have a liquidation preference of $25,000 per share, plus any accumulated, but unpaid dividends, if any. The FundPreferred shares also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. The dividend rate for the initial dividend rate
period will be   % for FundPreferred shares Series TH. The initial rate period
is from the date of issuance through          , 2005 for FundPreferred shares
Series TH. For subsequent rate periods, FundPreferred shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in the Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell FundPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone, electronically or in writing; and (3) purchases and sales will be settled on the next business day after the auction. FundPreferred shares are not listed on an exchange. You may only buy or sell FundPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

    The FundPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI"), including the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (the "Statement") to understand the offering fully. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.

THE FUND..................  Nuveen Tax-Advantaged Floating Rate Fund (the
                            "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's common shares, $0.01 par value, are traded on the New York Stock Exchange (the "Exchange") under the symbol "JFP." See "Description of Common Shares." As of April 30, 2005, the Fund had 13,007,000 common shares outstanding and net assets applicable to common shares of $186,190,453.

THE OFFERING..............  The Fund is offering 3,120 shares of FundPreferred shares Series TH at a purchase price of $25,000 per share. FundPreferred shares are being offered through a group of underwriters (the "Underwriters") led by A.G. Edwards & Sons, Inc. See "Underwriting."

INVESTMENT OBJECTIVES AND
POLICIES..................  The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments" and "Risk Factors."

INVESTMENT RATIONALE......  The Board of Governors of The Federal Reserve System
                            has recently adopted changes to the methodology that banks and bank holding companies must use in determining the amount of their primary core capital. Banks and bank holding companies must be in compliance with the capital structure requirements of the new regulations by March 31, 2009. The Fund's adviser and subadviser believe that these regulations may limit the desirability of banks and bank holding companies of using more traditional forms of financing and that the issuance of preferred securities, including adjustable rate non-cumulative perpetual preferred stock, may become an attractive form of financing for banks and bank holding companies. The Fund's adviser and subadviser believe that investments in subordinated securities of companies and institutions that have financial strength within a regulated industry, such as the banking sector, offer the opportunity to achieve attractive, risk-adjusted, after-tax returns.

                            Although there is currently no existing market for the issuance of adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banking companies, as a result of these new regulations and discussions with participants in the banking market, the Fund's adviser and subadviser believe that a significant market for such securities is likely to develop.

PORTFOLIO PARAMETERS......  Tax-Advantaged Dividends.  Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in securities that the Fund believes at the time of investment are eligible to pay dividends that qualify either for the "dividends received deduction" for shareholders that are taxed as corporations (which is generally 70% of the amount of dividends received by them) or treatment as "qualified dividend income" subject to federal taxation at rates applicable to long-term capital gains, that for individuals currently reach a maximum of 15% (such dividends are referred to in this Prospectus as "tax-advantaged dividends"). Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. See "The Fund's Investments--Investment Objectives and Policies."

                            Portfolio/Issuer Quality. Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade, (ii) are unrated but judged by the Fund's subadviser to be of comparable quality or (iii) in the case of certain Preferred Stock (as defined below), are unrated and determined by the Fund's subadviser to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. All securities in which the Fund may invest that are issued by companies that are not Banking Companies (as defined below) must be rated, at the time of investment, investment grade by one or more nationally recognized statistical rating organization ("NRSRO").

                            Portfolio Contents. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in adjustable rate non-cumulative perpetual preferred stock ("Preferred Stock") and other adjustable rate securities, including securities issued by special purpose vehicle pools (the assets of which will consist of such Preferred Stock or other adjustable rate securities).

                            Under normal market circumstances, the Fund expects that a substantial portion of its investments will be invested in Preferred Stock and other adjustable rate securities issued by Banking Companies and, to a lesser extent, by Other Financial Institutions (each as defined below). As used herein, "Banking Companies" means diversified banks, regional banks and thrift and mortgage finance banks and includes commercial banks, state chartered banks, thrifts, savings and loan institutions and banks that are members of the Federal Reserve System and their respective holding companies, including mutual thrift holding companies. Also as used herein, "Other Financial Institutions" means diversified financial services companies, consumer finance companies, capital markets companies, insurance companies, real estate companies including REITs and their respective holding companies.

                            Initially, the Fund will target an approximate allocation of the Fund's Managed Assets as follows:

                              - 60% to 65% for investment in Preferred Stock issued by small- to mid-sized Banking Companies with assets ranging from $200 million to $10 billion ("Middle Market Banking Companies"); and

                              - 35% to 40% for investment in Preferred Stock and other preferred securities each issued primarily by larger regional, money center or global banks ("Major Banking Companies") and, to a lesser extent, by Other Financial Institutions.

                            Preferred Stock and Preferred Securities.
                            Initially, the Fund expects to acquire Preferred Stock and other preferred securities from between 50 and 75 issuers, substantially all of which are expected to be Banking Companies. Preferred Stock and preferred securities in which the Fund invests generally will have adjustable rate dividend features, and typically will have a "preference" over common stock in the payment of dividends and the liquidation of the issuer's assets but will be junior to various forms of debt (bonds, notes, commercial paper and borrowings) in the issuer's capital structure. Holders of Preferred Stock and preferred securities usually have no right to vote for corporate directors or on other matters. In addition, the Preferred Stock and preferred securities in which the Fund will invest typically will be eligible to pay tax-advantaged dividends.

                            Adjustable Rate Securities. The adjustable rate securities in which the Fund will invest will pay dividends (to the extent declared) at rates that will readjust periodically (generally expected to be quarterly). These securities will typically pay a dividend at a per annum rate equal to the rate paid on three-month U.S. dollar deposits in Europe, which is commonly referred to as the London Interbank Offered Rate ("LIBOR"), plus a specified "spread", which is expected to differ depending on the issuer. However, the Fund also may treat as an adjustable rate security a fixed rate security with respect to which the Fund has entered into one or more interest rate swap transactions that effectively convert the fixed rate to an adjustable rate.

                            Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies. The Fund expects that it will invest in the Preferred Stock of Middle Market Banking Companies in amounts ranging between $5 million and $20 million for each issuer in private transactions under the Securities Act of 1933, as amended (the "Securities Act"). It is anticipated that the Preferred Stock issued by Middle Market Banking Companies in which the Fund will invest may be redeemed by the issuer thereof beginning approximately five years after its original issuance in whole or in part at predetermined redemption prices in excess of par value that decline over time. The Preferred Stock will not be redeemable at the direction or option of the Fund. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act and cannot be publicly sold or otherwise transferred without such registration. However, the Fund expects that the Preferred Stock of Middle Market Banking Companies purchased by the Fund typically will qualify to be sold under Rule 144A under the Securities Act, which permits the resale of certain unregistered securities to qualified institutional buyers.

                            The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, the Fund's subadviser is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's Investors Service, Inc. ("Moody's") or one of its affiliates and Fitch Ratings ("Fitch"). The Fund expects to obtain a quantitative default probability score and a financial strength score for each Middle Market Banking Company in which it will invest from Moody's (or one of its affiliates) and Fitch, respectively, based upon proprietary quantitative financial models developed by Moody's to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. The Fund's subadviser also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. The Fund's subadviser will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantita-tive default probability score and a financial strength score from Moody's (or one of its affiliates) and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.

                            It is expected that initially the Fund will purchase a substantial portion of the Preferred Stock issued by Middle Market Banking Companies through Sandler O'Neill & Partners, L.P. ("Sandler"), a registered broker-dealer with expertise in mergers, acquisitions and capital markets transactions by Banking Companies. In those purchases by the Fund through Sandler, it is expected that Sandler will act as either (i) the initial purchaser of the Preferred Stock issued by Middle Market Banking Companies and that Sandler will resell the Preferred Stock to the Fund or (ii) a placement agent for Middle Market Bank Companies in their issuance and sale of Preferred Stock to the Fund. N-ChiPPS/SM/, a service mark owned by Sandler, is the marketing name used with respect to Preferred Stock issued by Middle Market Banking Companies and sold through Sandler.

                            Preferred Stock and Preferred Securities Issued by Major Banking Companies and Other Financial Institutions. Initially, the Fund will target an allocation of approximately 35% to 40% of the Fund's Managed Assets for investment in Preferred Stock and other preferred securities primarily issued by Major Banking Companies and, to a lesser extent, by Other Financial Institutions. Substantially all of the Preferred Stock and preferred securities issued by Major Banking Companies and all of the Preferred Stock and preferred securities issued by Other Financial Institutions will be rated by one or more NRSROs and will have an investment grade quality rating.

                            Securities Issued by Other Issuers. The Fund may invest up to 25% of its Managed Assets in securities that are issued by companies that are not Banking Companies or that are not Other Financial Institutions, so long as those securities are rated, at the time of investment, investment grade by one or more NRSRO.

                            Investment Grade Rating or Comparable Issuer
                            Characteristics. Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade, (ii) are unrated but judged by the Fund's subadviser to be of comparable quality, as described below, or (iii), in the case of certain Preferred Stock, are unrated and determined by the Fund's subadviser to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. All securities in which the Fund may invest that are issued by companies that are not Banking

                            Companies (which includes securities that are issued by Other Financial Institutions) must be rated, at the time of investment, investment grade by one or more NRSROs.

                            Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), Moody's or Fitch). In determining whether a Middle Market Banking Company's default probability and financial strength characteristics are comparable to those of issuers of securities rated investment grade quality, the Fund's subadviser will evaluate and consider (i) the default probability score obtained from Moody's (or one of its affiliates), (ii) the financial strength score obtained from Fitch, (iii) the general historical default experience of unsecured debt securities rated investment grade quality and of unsecured debt securities that are not rated by an NRSRO but that have a default probability and/or financial strength score from Moody's (or one of its affiliates) and/or Fitch and (iv) the Fund's subadviser's own quantitative and qualitative analysis of such Middle Market Banking Company.

                            The Fund expects that at least 90% of its Managed Assets invested in Preferred Stock of Middle Market Banking Companies will be invested in companies whose default probability and financial strength characteristics are determined by the Fund's subadviser to be comparable to issuers of securities rated investment grade. However, it is likely that, if Moody's or Fitch were to rate such Preferred Stock of these companies, they would rate many of such securities as below investment grade for reasons other than the issuer's default probability and/or financial strength characteristics (for example, because of the size of the issuer and/or the subordination of the Preferred Stock to more senior securities of the issuer).

                            Other Investment Parameters. Under normal circumstances:

                              - The Fund will invest at least 25% of its Managed Assets in securities of Banking Companies and, initially, the Fund expects a substantial portion of its Managed Assets will be invested in securities of Banking Companies and Other Financial Institutions. See "The Fund's Investments--Portfolio Composition and Other Information."

                              - The Fund will maintain an average effective duration of one year or less. See "The Fund's Investments--Investment Objectives and
                                 Policies--Duration" for a description of effective duration.

                              - The Fund will not invest in common stocks or inverse floating rate securities.

                              - The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of Middle Market Banking Companies that are not U.S. issuers.

                            Nuveen Asset Management ("NAM"), the Fund's adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage. Spectrum Asset Management, Inc. ("Spectrum"), the Fund's subadviser, will be responsible for portfolio management.

                            The Fund's net assets, including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings (as defined below on page 9), are called "Managed Assets."

                            During temporary defensive periods or in order to keep the Fund's cash fully invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Spectrum's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, Spectrum may deviate from the investment guidelines noted above. During such periods, the Fund may not be able to achieve its investment objectives or distribute tax-advantaged dividends. For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."

TAX-ADVANTAGED
DIVIDENDS.................  Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Fund believes will pay tax-advantaged dividends. Tax-advantaged dividends received by individual shareholders who meet holding period and other requirements are taxed at long-term capital gain rates that currently reach a maximum of 15%. Tax-advantaged dividends received by corporate shareholders who meet holding period and other requirements are eligible for the "dividends received deduction." Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund generally can pass the federal income tax treatment of tax-advantaged dividends it receives through to holders of the Fund's common shares ("Common Shareholders") and holders of FundPreferred shares. For the Fund to receive tax-advantaged dividends with respect to Preferred Stock and certain other preferred securities, the Fund must meet certain holding period and other require-ments with respect to securities paying an otherwise tax-advantaged dividend.

                            Similar holding period requirements apply to each shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must generally hold his or her shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. See "Federal Income Tax Matters."

                            In addition to investing in securities that are eligible to pay tax-advantaged dividends, the Fund also may invest up to 20% of its Managed Assets in securities that pay fully taxable ordinary income (i.e., income other than tax-advantaged dividends). However, the Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax- advantaged dividends. For any year, so long as the Fund's fully taxable ordinary income and net-realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions could be characterized as tax-advantaged dividends. There can be no assurance, however, that the dividends paid on the FundPreferred Shares will consist solely of tax-advantaged dividends. See "Federal Income Tax Matters."

INVESTMENT ADVISER AND
SUBADVISER................  NAM, the Fund's investment adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage.

                            NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments") Founded in 1898, Nuveen Investments and its affiliates had approximately $119 billion of assets under management as of March 31, 2005. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (112) and the amount of fund assets under management (approximately $51 billion) as of March 31, 2005.

                            Spectrum, the Fund's subadviser, will be responsible for managing the Fund's Managed Assets. Spectrum, a registered investment adviser, is an independently managed wholly owned subsidiary of Principal Global Investors, LLC. Founded in 1987, Spectrum had approximately $12.7 billion in assets under management as of March 31, 2005 (which includes $5.2 billion in securities issued by Banking Companies). Spectrum specializes in the management of diversified preferred security portfolios primarily for institutional clients, including five other Nuveen closed-end funds, which had approximately $7.7 billion of managed assets as of March 31, 2005, a majority of which are managed by Spectrum. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $143 billion in combined assets worldwide as of March 31, 2005. NAM and Spectrum will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."

                            The Fund will pay NAM an annual management fee, payable monthly, in the maximum amount of 0.90% of the Fund's average total daily Managed Assets. This maximum fee is equal to the sum of a "fund-level fee" and a "complex-level fee." The fund-level fee is a maximum of 0.70% of the Fund's average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund's daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open- end registered investment companies organized in the United States, with lower fee levels for complex-level assets that exceed $55 billion. Based on current complex-level assets of approximately $63.8 billion as of March 31, 2005, the complex-level fee would be 0.19% and the total fee to NAM would be approximately 0.89% of Managed Assets (assuming Fund Managed Assets of $500 million or less). NAM will pay a portion of that fee to Spectrum. NAM has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations (through March 31, 2010), and in a declining amount for an additional three years (through March 31, 2013). For more information on fees and expenses, including fees attributable to common shares of beneficial interest, par value $0.01 per share ("Common Shares"), see "Management of the Fund."

USE OF LEVERAGE...........  The Fund intends to use financial leverage, including issuing the FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage will represent up to approximately 33% of its total assets, including the proceeds of such leverage. In addition to the issuance of FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. Throughout this Prospectus, commercial paper, notes or other borrowings sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over the FundPreferred shares. Payments to holders of FundPreferred shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

                            Because the adjustable rate securities in which the Fund may invest and the Fund's FundPreferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund's investments in adjustable rate securities may potentially offset a significant portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings. See "Use of Leverage."

HEDGING AND DERIVATIVES
TRANSACTIONS..............  The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to issuer credit risks and the risk of increases in interest rates or for portfolio management purposes. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes or for portfolio management purposes may include credit default swaps and interest rate swaps. The positions in derivatives will be marked to market daily at fair value. See "The Fund's Investments--Portfolio Composition and Other Information--Hedging and Derivatives Transactions" and "Risk Factors--General Risks of the Fund--Hedging and Derivatives Risk" and "Risk Factors--General Risks of the Fund--Counterparty Risk."

RISK FACTORS SUMMARY......  Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain risks carefully. The primary risks of investing in FundPreferred shares are:

                              - if an auction fails you may not be able to sell some or all of your shares;

                              -  because of the nature of the market for
                                 FundPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                              - a rating agency could downgrade FundPreferred shares, which could affect liquidity;

                              - the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                              - in extraordinary circumstances the Fund may not earn sufficient income from its investments to pay dividends;

                              - any Borrowings may constitute a substantial lien and burden on the FundPreferred shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation; and

                              - if the Fund leverages through Borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the FundPreferred shares or purchase FundPreferred shares unless at the time thereof the Fund meets certain asset coverage requirements and the payment of principal and interest on any such Borrowings are not in default.

                            For additional general risks of investing in the FundPreferred shares and general risks of the Fund, see "Risk Factors."

TRADING MARKET............  FundPreferred shares are not listed on an exchange.
                            Instead, you may buy or sell FundPreferred shares at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in FundPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will be established, or, if established, will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                            The first auction date for the FundPreferred shares
                            will be           , 2005 and each subsequent auction
                            will normally be held on a Thursday. The first auction date for the Series of FundPreferred shares will be the Business Day before the dividend payment date for the initial dividend period for each Series of FundPreferred shares.

                            The start date for subsequent rate periods normally will be the Business Day following the auction date unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a Business Day.

DIVIDENDS AND RATE
PERIODS...................  The table below shows the dividend rate for the initial rate period of the FundPreferred shares offered in this Prospectus. For subsequent rate periods, FundPreferred shares will pay dividends based on a rate set at auctions, normally held every seven (7) days. In most instances, dividends are also paid every seven (7) days, on the day following the end of the rate period. See "Description of FundPreferred Shares--Dividends and Dividend Periods--Determination of Dividend Rate" and "The Auction."

                            The table below also shows the date from which dividends on the FundPreferred shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If dividends are payable on a Monday or Friday and that day is not a Business Day, then your dividends will generally be paid on the first Business Day that falls after that. If dividends are payable on a Tuesday, Wednesday or Thursday and that day is not a Business Day, then your dividends generally will be paid on the first Business Day prior to that day.

                            Finally, the table below shows the number of days of the initial dividend period for the FundPreferred shares. Subsequent rate periods generally will be seven (7) days. The dividend payment date for special rate periods of other than seven (7) days will be set out in the notice designating a special dividend period. See "Description of FundPreferred Shares--Dividends and Dividend
                            Periods--Determination of Dividend Rate."

                                                                          PAYMENT                    NUMBER
                                                            DATE OF       DATE FOR    SUBSEQUENT    OF DAYS
                                               INITIAL    ACCUMULATION    INITIAL      DIVIDEND    OF INITIAL
                                               DIVIDEND    AT INITIAL     DIVIDEND     PAYMENT      DIVIDEND
                                     SERIES      RATE        RATE*        PERIOD*        DAY         PERIOD
                                     -------   --------   ------------   ----------   ----------   ----------
                                     TH.....                                           Friday

                            ----------------------------------------

                            * All dates are 2005.

DETERMINATION OF MAXIMUM
APPLICABLE RATES..........  Except during a dividend default period, the applicable rate for any dividend period for FundPreferred shares will not be more than the maximum rate. The maximum rate for the FundPreferred shares will depend on the credit rating assigned to such FundPreferred shares and on the duration of the dividend period. The maximum rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period of fewer than 365 days) or the applicable Treasury Rate Index (for a dividend period of 365 days or more). The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. There is no minimum rate in respect of any dividend period. See "Description of FundPreferred Shares--Dividends and Dividend
                            Periods--Determination of Dividend Rate."

RATINGS...................  It is a condition of the Underwriters' obligation to purchase the FundPreferred shares that shares of each Series of FundPreferred receive a rating of "Aaa" from Moody's and "AAA" from Fitch.

RESTRICTIONS ON DIVIDEND
REDEMPTION AND OTHER
PAYMENT...................  If the Fund issues any Borrowings that constitute senior securities representing indebtedness (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), under the 1940 Act, the Fund would not be permitted to declare any dividend on FundPreferred shares unless, after giving effect to such dividend, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any other distribution on or purchase or redeem FundPreferred shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on, or redemptions or purchases of, FundPreferred shares would also be prohibited at any time that an event of default under any Borrowings has occurred and is continuing. See "Description of FundPreferred Shares--Restrictions on Dividend, Redemption and Other Payments."

ASSET MAINTENANCE.........  The Fund must maintain the FundPreferred Shares
                            Basic Maintenance Amount as of each Valuation Date. The Fund also must maintain asset coverage for the FundPreferred shares on a non- discounted basis of at least 200% as of the last business day of each month. See "Description of FundPreferred Shares--Asset Maintenance."

                            The guidelines for calculating whether the FundPreferred Shares Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Fund's receipt from Moody's and Fitch of the "Aaa" and "AAA" Credit Ratings, respectively, with respect to the FundPreferred shares on their Date of Original Issue.

                            The Fund estimates that on the Date of Original Issue, the 1940 Act FundPreferred Shares Asset Coverage, based on the composition of its portfolio as of May 17, 2005, and after giving effect to the issuance of the FundPreferred shares offered hereby ($78,000,000) and the deduction of sales loads and estimated offering expenses for such FundPreferred shares ($1,010,000), will be 352%.

                            In addition, there may be additional asset coverage requirements imposed in connection with any Borrowings. See "Description of Borrowings."

REDEMPTION................  Although the Fund will not ordinarily redeem
                            FundPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet rating agency guidelines in a timely manner. The Fund may voluntarily redeem FundPreferred shares in certain circumstances. See "Description of FundPreferred Shares--Redemption."

LIQUIDATION PREFERENCE....  The liquidation preference of the shares of each
                            Series of FundPreferred shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of FundPreferred Shares--Liquidation Rights."

VOTING RIGHTS.............  Except as otherwise indicated, holders of
                            FundPreferred shares have one vote per share and vote together with holders of common shares as a single class.

                            In connection with the election of the Board of Trustees, the holders of outstanding preferred shares of beneficial interest ("preferred shares"), including FundPreferred shares, as a class, shall be entitled to elect two trustees of the Fund. The holders of outstanding shares of common shares and preferred shares, including FundPreferred shares, voting together, shall elect the remainder. However, upon the Fund's failure to pay dividends on the preferred shares in an amount equal to two full years of dividends, the holders of preferred shares have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of preferred shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of FundPreferred Shares--Voting Rights."

FEDERAL INCOME TAXES......  Distributions with respect to the FundPreferred
                            Shares will generally be subject to U.S. federal income taxation. The Fund anticipates that a portion of its portfolio income will qualify for the 70% dividends received deduction available to corporate shareholders (the "dividends received deduction") or for treatment as "qualified dividend income" (referred to as "tax-advantaged dividends" in this Prospectus) that is generally subject to reduced rates of federal income taxation for individual and other noncorporate shareholders. The Internal Revenue Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends, capital gain distributions, dividends qualifying for the "dividends received deduction" and "qualified dividend income" between its Common Shares and FundPreferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See "Federal Income Tax Matters."

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund's Common Shares from the commencement of the Fund's operations on March 28, 2005 through April 30, 2005. Since the Fund commenced operations on March 28, 2005, the table covers approximately five weeks of operations, during which a substantial portion of the Fund's assets were held in cash pending investment in Preferred Stock and other securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                              MARCH 28, 2005
                                                                 THROUGH
                                                              APRIL 30, 2005
                                                              --------------
                                                               (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Common share net asset value, beginning of period.........       $14.33
                                                                   ------
     Net investment income..................................         0.02
     Net gains on securities (realized and unrealized)......         0.03
                                                                   ------
       Total from investment operations.....................         0.05
  Offering costs (including fund structuring fees)..........        (0.07)
                                                                   ------
  Common share net asset value, end of period...............       $14.31
                                                                   ======
  Per share market value, end of period.....................       $14.78
  Total return on common share net asset value(a)...........        (0.14)%
  Total investment return on market value(a)................        (1.47)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets applicable to common shares, end of period (in
     thousands).............................................     $186,190
  Ratio of expenses to average net assets applicable to
     common shares before reimbursement.....................         1.05%*
  Ratio of net investment income to average net assets
     applicable to common shares before reimbursement.......         1.27%*
  Ratio of expenses to average net assets applicable to
     common shares after reimbursement......................         0.75%*
  Ratio of net investment income to average net assets
     applicable to common shares after reimbursement........         1.57%*
  Portfolio turnover rate...................................           17%

------------

 *  Annualized.

(a) Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on December 29, 2004, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. On March 31, 2005, the Fund issued an aggregate of 13,000,000 Common Shares, pursuant to the initial public offering thereof. On May 13, 2005, the Fund issued an additional 835,000 Common Shares pursuant to the exercise by the underwriters of the Fund's Common Share offering of their over-allotment option. The Fund's common shares are listed on the Exchange under the symbol "JFP." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

     The following provides information about the Fund's outstanding shares as of May 17, 2005.

                                                   AMOUNT       AMOUNT HELD BY THE        AMOUNT
TITLE OF CLASS                                   AUTHORIZED   FUND OR FOR ITS ACCOUNT   OUTSTANDING
--------------                                   ----------   -----------------------   -----------
Common Shares..................................  unlimited               0              13,842,000
FundPreferred Shares...........................  unlimited               0                       0
  Series TH....................................    3,120                 0                       0

                                USE OF PROCEEDS

     The net proceeds of the offering of FundPreferred shares will be approximately $76,990,000 after payment of the sales load and estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as described under "The Fund's Investments" as soon as practicable. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Preferred Stock and other securities that meet the Fund's investment objectives and policies within approximately two to two and one half months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of May 17, 2005, and as adjusted to give effect to the issuance of the FundPreferred shares offered hereby.

                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
                                                              (UNAUDITED)    (UNAUDITED)
FUNDPREFERRED SHARES:
  FundPreferred shares, $25,000 stated value per share, at
     liquidation value; unlimited shares authorized (no
     shares issued and 3,120 shares issued, as adjusted),
     respectively*..........................................  $         --   $ 78,000,000
                                                              ============   ============
COMMON SHAREHOLDERS' EQUITY:
  Common shares, $0.01 par value per share; unlimited shares
     authorized, 13,842,000 shares outstanding*.............  $    138,420   $    138,420
  Paid-in surplus**.........................................   197,218,180    196,208,180
  Undistributed (over-distribution of) net investment
     income.................................................      (394,170)      (394,170)
  Accumulated net realized gain from investment
     transactions...........................................         8,832          8,832
  Net unrealized appreciation of investments................       371,863        371,863
                                                              ------------   ------------
  Net assets applicable to common shares....................  $197,343,125   $196,333,125
                                                              ============   ============

------------

*  None of these outstanding shares are held by or for the account of the Fund.

** As adjusted, paid-in surplus reflects a reduction for the sales load and estimated offering costs of the FundPreferred shares' issuance ($1,010,000).

                             PORTFOLIO COMPOSITION

     As of May 17, 2005, 52.89% of the market value of the Fund's portfolio was invested in Preferred Stock and other securities that meet the Fund's investment objectives and policies and 47.11% of the market value of the Fund's portfolio was invested in short-term investments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income. There can be no assurance that the Fund's investment objectives will be achieved. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Preferred Stock and other adjustable rate securities, including securities issued by special purpose vehicle pools (the assets of which will consist of such Preferred Stock or other adjustable rate securities). Under normal market circumstances, the Fund expects that a substantial portion of its investments will be invested in Preferred Stock and other adjustable rate securities issued by Banking Companies and, to a lesser extent, by Other Financial Institutions. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies (defined as Banking Companies with assets ranging from $200 million to $10 billion); however, no more than 70% of the Fund's Managed Assets may be invested in such Preferred Stock. The Fund also will target an initial allocation of approximately 35% to 40% of its Managed Assets for investment in Preferred Stock and other preferred securities each issued primarily by Major Banking Companies (defined as larger regional, money center or global banks) and, to a lesser extent, by Other Financial Institutions (defined as diversified financial service companies, consumer finance companies, capital markets companies, insurance companies, real estate companies including REITs and their respective holding companies).

     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends. Tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates that for individuals currently reach a maximum of 15%. Tax-advantaged dividends received by corporate shareholders who meet holding period and other requirements are eligible for the "dividends received deduction." Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its shareholders. For the Fund to receive tax-advantaged dividends, the Fund must meet certain holding period and other requirements with respect to securities paying an otherwise tax-advantaged dividend. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must generally hold his or her shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Code applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. See "Federal Income Tax Matters."

     In addition to investing in securities that are eligible to pay tax-advantaged dividends, the Fund also may invest up to 20% of its Managed Assets in securities that pay fully taxable ordinary income (i.e., income other than tax-advantaged dividends). However, the Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends. For any year, so long as the Fund's fully taxable ordinary income and net-realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions could be characterized as tax-advantaged dividends. There can be no assurance, however, that the dividends paid on the Common Shares will consist solely of tax-advantaged dividends.

     Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade, (ii) are unrated but judged by Spectrum to be of comparable quality, or (iii) in the case of certain Preferred Stock, are unrated and determined by Spectrum to have been issued by an issuer having a default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. The Fund's policies of investing at least 80% of its Managed Assets in (i) adjustable rate Preferred Stock and other securities and (ii) securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends are not considered fundamental and can be changed without a vote of the Common Shareholders and holders of FundPreferred shares. However, these policies may only be changed by the Fund's Board of Trustees following the provision of 60 days prior written notice to Common Shareholders and holders of FundPreferred shares. For purposes of the 80% test in (i) above, adjustable rate Preferred Stock and other securities include fixed rate securities for which the Fund has entered into one or more interest rate swap transactions to effectively convert those securities into adjustable rate instruments. See "Hedging and Derivatives Transactions."

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

FUND MANAGEMENT

     NAM is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation, including the use of leverage.

     NAM will oversee Spectrum in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Spectrum's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

     NAM also will oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate risks to common shareholders associated with using financial leverage. See "Use of Leverage" below. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks. See "Management of the Fund."

INVESTMENT RATIONALE

     The Board of Governors of The Federal Reserve System has recently adopted changes to the methodology that banks and bank holding companies must use in determining the amount of their primary core capital. Specifically, beginning in March 2009, banks and bank holding companies will be required to deduct goodwill (net of any deferred tax liability) from core capital elements. NAM and Spectrum believe that these new regulations may limit the desirability of banks and bank holding companies of using more traditional forms of financing and that the issuance of preferred securities, including Preferred Stock, may become an attractive form of financing for banks and bank holding companies. NAM and Spectrum believe that investments in subordinated securities of companies and institutions that have financial strength within a regulated industry, such as the banking sector, offer the opportunity to achieve attractive, risk-adjusted, after-tax returns. Although there is currently no existing market for the issuance of Preferred Stock by Middle Market Banking Companies, as a result of these new regulations and discussions with participants in the banking market, NAM and Spectrum believe that a significant market for such securities is likely to develop.

SPECTRUM INVESTMENT PHILOSOPHY

     Spectrum's investment philosophy with respect to Preferred Stock and other preferred securities is centered on several underlying themes:

     - High levels of current income are the primary return contributor to the total return potential of Preferred Stock and other preferred securities.

     - Investing in the subordinated preferred securities of stronger, high quality issuers is potentially more advantageous than owning the senior debt of weaker, potentially deteriorating issuers.

     - Preferred Stock and other preferred securities of investment grade quality with investment grade financial strength or default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade, supported further by acceptable cumulative historical default experience for their industry, can over time, present attractive risk/return opportunities.

     - Diversifying across a large number of different issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company.

     - Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.

PORTFOLIO COMPOSITION AND OTHER INFORMATION

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

     Preferred Stock and Preferred Securities. Initially, the Fund expects to acquire Preferred Stock and other preferred securities from between 50 and 75 issuers, substantially all of which are expected to be Banking Companies. Preferred Stock and preferred securities in which the Fund invests generally will have adjustable rate dividend features, and typically will have a "preference" over common stock in the payment of dividends and the liquidation of the issuer's assets but will be junior to various forms of debt (bonds, notes, commercial paper and borrowings) in the issuer's capital structure. Holders of Preferred Stock and preferred securities usually have no right to vote for corporate directors or on other matters. In addition, the Preferred Stock and preferred securities in which the Fund will invest typically will pay tax-advantaged dividends.

     Adjustable Rate Securities. The adjustable rate securities in which the Fund will invest will pay dividends (to the extent declared) at rates that will readjust periodically (generally expected to be quarterly). These securities will typically pay a dividend at a per annum rate equal to the rate paid on three-month U.S. dollar deposits in Europe, which is commonly referred to as LIBOR, plus a specified spread, which is expected to differ depending on the issuer and the market for the issuer's adjustable rate securities at the time of their issuance. However, the Fund also may treat as an adjustable rate security a fixed rate security with respect to which the Fund has entered into one or more interest rate swap transactions that effectively convert the fixed rate to an adjustable rate.

     Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies. The Fund expects that it will invest in the Preferred Stock of Middle Market Banking Companies in amounts ranging between $5 million and $20 million for each issuer in private transactions under the Securities Act. It is anticipated that the Preferred Stock issued by Middle Market Banking Companies in which the Fund will invest may be redeemed by the issuer thereof beginning approximately five years after its original issuance in whole or in part at predetermined redemption prices in excess of par value that decline over time. The Preferred Stock will not be redeemable at the direction or option of the Fund. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act and cannot be publicly sold or otherwise transferred without such registration. However, the Fund expects that the Preferred Stock of Middle Market Banking Companies purchased by the Fund typically will qualify to be sold under Rule 144A under the Securities Act, which permits the resale of certain unregistered securities to qualified institutional buyers.

     The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, Spectrum is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's (or one of its affiliates) and Fitch, each a NRSRO. The Fund expects to obtain a quantitative default probability score from Moody's (or one of its affiliates) and a financial strength score from Fitch for each Middle Market Banking Company in which it will invest based upon proprietary quantitative financial models developed by Moody's to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. Spectrum also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. Spectrum will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from Moody's (or one of its affiliates) and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.

     It is expected that initially the Fund will purchase a substantial percentage of the portion of its portfolio invested in Preferred Stock issued by Middle Market Banking Companies through Sandler, a registered broker-dealer with expertise in mergers, acquisitions and capital markets transactions by Banking Companies. In those purchases by the Fund through Sandler, it is expected that Sandler will act as either (i) the initial purchaser of the Preferred Stock issued by Middle Market Banking

Companies and that Sandler will resell the Preferred Stock to the Fund or (ii) a placement agent for Middle Market Banking Companies in their issuance and sale of Preferred Stock to the Fund. N-ChiPPS/SM/ is the marketing name used with respect to Preferred Stock issued by Middle Market Banking Companies and sold through Sandler. Nuveen and Spectrum have entered into a letter agreement (the "Letter Agreement") with Sandler pursuant to which Sandler has agreed that during the term of the Letter Agreement, it will, subject to certain exceptions, generally offer first to Nuveen and Spectrum on behalf of the Fund the Preferred Stock of Middle Market Banking Companies issued through Sandler. In turn, Nuveen and Spectrum, on behalf of the Fund, have agreed to recommend and purchase all Preferred Stock offered by Sandler, subject to certain conditions relating to the price and terms of such Preferred Stock, the creditworthiness of the applicable Middle Market Banking Company and whether such Preferred Stock is an appropriate addition to the Fund's portfolio. The Letter Agreement also contains customary confidentiality and exclusivity provisions and terminates on December 31, 2005.

     Preferred Stock and Preferred Securities Issued by Major Banking Companies and Other Financial Institutions. Initially, the Fund will target an allocation of approximately 35% to 40% of the Fund's Managed Assets for investment in Preferred Stock and other preferred securities primarily issued by Major Banking Companies and, to a lesser extent, by Other Financial Institutions. Substantially all of the Preferred Stock and preferred securities issued by Major Banking Companies and all of the Preferred Stock and preferred securities issued by Other Financial Institutions will be rated by one or more NRSROs and will have an investment grade quality rating. The average call protection of the Fund's Managed Assets allocated to Preferred Stock and preferred securities of Major Banking Companies and Other Financial Institutions is expected to be approximately three to four years.

     Other Preferred Securities. The preferred securities in which the Fund may invest include cumulative or non-cumulative preferred securities, perpetual or term preferred securities, trust preferred securities, REIT preferred securities and securities issued by special purpose vehicle pools (the assets of which will consist of Preferred Stock or such other preferred securities), subject to the limitation that at least 80% of the Fund's Managed Assets will be invested in adjustable rate securities and at least 80% of the Fund's Managed Assets will be invested in securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends.

     Preferred securities issued by special purpose vehicle pools (the assets of which will consist of Preferred Stock or other preferred securities) are expected to be similar in nature to their underlying securities, and in most circumstances, the special purpose vehicle pool will be required to be treated as transparent for federal income tax purposes such that the holder is treated as owning beneficial interests in the underlying securities. The trust preferred securities in which the Fund may invest may be treated as debt for federal income tax purposes. Income paid with respect to such trust preferred securities would not qualify for the "dividends received deduction" or treatment as "qualified dividend income" and thus would be taxable at ordinary income tax rates. Trust preferred securities as currently structured typically are issued by a special purpose trust subsidiary backed by subordinated debt of a parent. These securities typically bear a market coupon rate comparable to interest rates available on subordinated debt securities of a similarly rated company. REIT preferred securities are issued by real estate investment trusts and, like the trust preferred securities, do not qualify for the "dividends received deduction" or treatment as "qualified dividend income." New trust preferred securities structures may be developed (including special purpose vehicles that own Preferred Stock) in which payments on such trust preferred securities could be tax-advantaged.

     Securities Issued by Other Issuers. The Fund may invest up to 25% of its Managed Assets in securities that are issued by companies that are not Banking Companies or that are not Other Financial Institutions, so long as those securities are rated, at the time of investment, investment grade by one or more NRSRO.

     Investment Grade Rating or Comparable Issuer Characteristics. Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade, (ii) are unrated but judged by Spectrum to be of comparable quality, or (iii), in the case of certain Preferred Stock, are unrated and determined by Spectrum to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. All securities in which the Fund may invest that are issued by companies that are not Banking Companies (which includes securities that are issued by Other Financial Institutions) must be rated, at the time of investment, investment grade by one or more NRSROs. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch). In determining whether a Middle Market Banking Company's default probability and financial strength characteristics are comparable to those of issuers of securities rated investment grade, Spectrum will evaluate and consider (i) the default probability score obtained from Moody's (or one of its affiliates), (ii) the financial strength score obtained from Fitch, (iii) the general historical default experience of unsecured debt securities rated investment grade quality and of unsecured debt securities that are not rated by an NRSRO but that have a default probability and/or financial strength score from Moody's (or one of its affiliates) and/or Fitch and (iv) Spectrum's own quantitative and qualitative analysis of such Middle Market Banking Company.

     The Fund expects that at least 90% of its Managed Assets invested in Preferred Stock of Middle Market Banking Companies will be invested in companies whose default probability and financial strength characteristics are determined by Spectrum to be comparable to issuers of securities rated investment grade. However, it is likely that, if Moody's or Fitch were to rate such Preferred Stock of these companies, they would rate many such securities as below investment grade for reasons other than the issuer's default probability and/or financial strength characteristics (for example, because of the size of the issuer and/or the subordination of the Preferred Stock to more senior securities of the issuer).

     The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, Spectrum is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's (or one of its affiliates) and Fitch, each a NRSRO. The Fund expects to obtain a quantitative default probability score and a financial strength score for each Middle Market Banking Company in which it will invest from Moody's (or one of its affiliates) and Fitch, respectively, based upon proprietary quantitative financial models developed by Moody's to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. Spectrum also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. Spectrum will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from Moody's (or one of its affiliates) and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.

     For additional information on these securities, see the SAI.

     Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

     Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

     U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(iv) the credit of the U.S. Government agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Spectrum determines that the credit risk with respect to such obligations is minimal.

     The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

     Securities Issued by Non-U.S. Issuers. The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of non-U.S. Middle Market Banking Companies. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

     When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

     No Common Stock or Inverse Floating Rate Securities. The Fund will not invest in common stock or inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

     Portfolio Composition. Based upon current market conditions, the Fund anticipates that substantially all of the net proceeds from this offering will be invested according to the Fund's current investment plan within two to two and one half months following the completion of this offering, depending on the availability of appropriate investment opportunities consistent with the Fund's investment objectives and other market conditions.

     Hedging and Derivatives Transactions. The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to issuer credit risk and the risk of increases in interest rates or for portfolio management purposes. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging or portfolio management purposes, may include credit default swaps and interest rate swaps. The positions in derivatives will be marked-to-market daily at a fair value. See "Risk Factors--Hedging and Derivatives Risk," "Hedging and Derivatives Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on derivatives transactions.

     Illiquid Securities. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act. Although the Fund expects that such Preferred Stock of Middle Market Banking Companies may be resold by the Fund to qualified institutional buyers in private transactions pursuant to Rule 144A under the Securities Act, there is no regular secondary trading market for such Preferred Stock and the Fund typically expects to own all of the outstanding Preferred Stock of a Middle Market Banking Company. Accordingly, such Preferred Stock of Middle Market Banking Companies, which, initially, is expected to comprise 60% to 65% of the Fund's Managed Assets, in addition to certain other securities in which the Fund may invest, should generally be considered illiquid. In addition, other securities in which the Fund may invest also may be deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid.

The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its designee.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up
Period. During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or FundPreferred shares and/or Borrowings are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Spectrum's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval by the Board of Trustees of the Fund, Spectrum may deviate from its investment guidelines discussed herein.

     Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (including the special purpose vehicle pools discussed herein) that invest primarily in securities of the types in which the Fund may invest directly. With respect to special purpose vehicle pools of Preferred Stock and preferred securities, the Fund may invest in such pools without limitation to the extent the Fund may invest in Preferred Stock or preferred securities. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Spectrum will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower, although such amounts received from the borrower would not be eligible to be treated as tax-advantaged dividends. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, and it was in the best interests of the Fund to do so, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

     Duration. The Fund will maintain an average effective duration of one year or less. Duration is a measure of the price volatility of Preferred Stock and preferred securities as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with shorter duration.

     Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 25% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Spectrum, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, high portfolio turnover may result in the loss of qualifications for the "dividends received deduction" or "qualified dividend income" treatment to the extent that holding period requirements are not met. See "Federal Income Tax Matters."

                                USE OF LEVERAGE

     The Fund intends to use financial leverage, including issuing the FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage will represent up to approximately 33% of its total assets, including the proceeds of such leverage. In addition to the issuance of FundPreferred shares, the Fund may make further use of financial leverage through Borrowings, including the issuance of commercial paper or notes. Any Borrowings will have seniority over the FundPreferred shares. Payments to holders of FundPreferred shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

     Because adjustable rate securities in which the Fund may invest and the Fund's FundPreferred shares and Borrowings, if any, generally pay interest or dividends based on short-term market interest rates, the Fund's investments in adjustable rate securities may potentially offset a significant portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate and/or the interest rate on Borrowings, if any.

                      HEDGING AND DERIVATIVES TRANSACTIONS

     The Fund may use derivatives or other transactions for the purpose of hedging a portion of its portfolio holdings, for portfolio management purposes (e.g., to effectively convert fixed rate securities into adjustable rate instruments) or in connection with the Fund's use of leverage through its sale of FundPreferred shares or Borrowings.

     The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to issuer credit risk and the risk of increases in interest rates or for portfolio management purposes. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes or for portfolio management purposes, may include credit default swaps and interest rate swaps. The positions in derivatives will be marked-to-market daily at a fair value. For a complete discussion of these derivative securities and other derivative securities that the Fund may enter into, see the SAI.

     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to Spectrum's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that Spectrum's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risk Factors--Hedging and Derivatives Risk."

     Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to effectively convert fixed rate securities to adjustable rate instruments or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

     Credit Default Swaps. The Fund may purchase credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

     Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     The Fund may use interest rate swaps for risk and portfolio management purposes only, including to effectively convert fixed rate securities into adjustable rate instruments, and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Spectrum is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Other Hedging and Derivatives Transactions. The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the Fund's SAI for further information on hedging and derivatives transactions.

     Interest Rate Transactions. The Fund expects that the Fund's portfolio investments in adjustable rate securities will serve as a partial hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on FundPreferred shares or Borrowings.

                                  RISK FACTORS

     The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Risk is inherent in all investing, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in FundPreferred shares.

RISKS OF INVESTING IN FUNDPREFERRED SHARES

     Interest Rate Risk. The Fund issues FundPreferred shares, which pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the FundPreferred shares may rise so that the amount of dividends payable to holders of FundPreferred shares exceeds the income from the Fund's portfolio securities. While the Fund intends to manage this risk through its portfolio investments in Preferred Stock and other adjustable rate securities there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the FundPreferred shares.

     Auction Risk. You may not be able to sell your FundPreferred shares at an auction if the auction fails; that is, if there are more FundPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain FundPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your FundPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of FundPreferred Shares" and "The Auction--Auction Procedures."

     Secondary Market Risk. A secondary market may not exist. To the extent that a secondary market does exist, and you try to sell your FundPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period other than seven (7) days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for FundPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. FundPreferred shares are not registered on a stock exchange or the Nasdaq stock market. If you sell your FundPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. In addition, recent clarifications to U.S. generally accepted accounting principals relating to the treatment of auction rate securities, including FundPreferred shares, could negatively impact the buying of such securities by certain potential purchasers.

     Ratings and Asset Coverage Risk. While Moody's and Fitch assign ratings of "Aaa" and "AAA," respectively, to FundPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in FundPreferred shares. A rating agency could downgrade FundPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating assigned to FundPreferred shares, the Fund will alter its portfolio or redeem FundPreferred shares. The Fund may voluntarily redeem FundPreferred shares under certain circumstances. See "Description of FundPreferred Shares--Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your FundPreferred shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the FundPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, FundPreferred shares dividend rates would increase, tending to offset this risk. For additional general risks that inflation may pose to investors in the Fund see "Risk Factors--General Risks of the Fund--Inflation Risk."

     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "--General Risks of the Fund" below.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on FundPreferred shares unless it satisfies certain conditions. See "Description of FundPreferred
Shares -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem FundPreferred shares if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax Matters--Federal Income Tax Treatment of the Fund."

     Leverage Risk. The Fund uses financial leverage in an amount currently anticipated to represent up to approximately 33% of its total assets (including the proceeds from such financial leverage). In addition to issuing FundPreferred shares, the Fund will make further use of financial leverage through Borrowings, including the issuance of commercial paper or notes. In addition, the Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act) under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of FundPreferred shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the FundPreferred shares, to 200% of the aggregate value of any senior securities and the FundPreferred shares.

     If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

     The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the FundPreferred shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to FundPreferred shares, or purchase or redeem shares, including FundPreferred shares, unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of FundPreferred Shares--Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to the Advisers will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company with a limited operating history.

     Concentration Risk. The Fund will invest at least 25% of its Managed Assets in Banking Companies and initially expects that substantially all of its Managed Assets will be invested in Banking Companies and Other Financial Institutions. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting Banking Companies and Other Financial Institutions.

     Banking Companies include commercial banks, state chartered banks, thrifts, savings and loan institutions and banks that are members of the Federal Reserve System and their respective holding companies, including mutual thrift holding companies. Other Financial Institutions include diversified financial services companies, consumer finance companies, capital markets companies, insurance companies, real estate companies including REITs and their respective holding companies. Concentration of investments in the securities of Banking Companies and Other Financial Institutions includes the following risks:

     - Banking Companies and Other Financial Institutions may themselves have concentrated portfolios, such as a high level of loans to real estate developers or borrowers in other sectors, which make them vulnerable to economic conditions that affect that sector;

     - Changes in interest rates can adversely affect the profitability of Banking Companies and Other Financial Institutions depending on the composition of their assets and liabilities;

     - Banking Companies and Other Financial Institutions may be affected by increased competition, which could adversely affect the profitability and viability of such companies;

     - Banking Companies and Other Financial Institutions may suffer a setback if regulators change the rules under which they operate; and

     - Increased cost of regulation and financial reporting may adversely affect the profitability of Banking Companies and Other Financial Institutions.

     These risks may be more pronounced for Middle Market Banking Companies than for Major Banking Companies.

     Risks Associated with Investments in Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets in Preferred Stock issued by Middle Market Banking Companies, which involves risks including:

     Availability Risk. No market currently exists for the issuance of Preferred Stock issued by Middle Market Banking Companies. The Fund's ability to make investments in such Preferred Stock is dependent upon the availability of a sufficient supply of Preferred Stock that meets the investment criteria established by Spectrum. Initially, the Fund expects that it will purchase a substantial portion of such Preferred Stock through Sandler, a registered broker-dealer, although the Fund has no obligation to purchase Preferred Stock from Sandler and, other than as set forth in the Letter Agreement, Sandler has no obligation to sell Preferred Stock to the Fund. As a result, if Sandler is unsuccessful in originating the issuance of Preferred Stock by Middle Market Banking Companies, if Sandler does not resell such Preferred Stock to the Fund, if such Preferred Stock investments are otherwise not available for purchase by the Fund or if they are determined not to be desirable investments by the Fund, the Fund's ability to make investments in Preferred Stock of Middle Market Banking Companies may be adversely affected. Consequently, there can be no guarantee that the Fund will be able to meet its initial target allocation of Managed Assets in Preferred Stock issued by Middle Market Banking Companies within the initial invest-up period (expected to be two to two and one half months after completion of this offering), or at all. As a result, the Fund may be required to invest its Managed Assets in other Preferred Stock or other investments that do not pay rates of return that are as high as those expected to be paid on the Preferred Stock to be issued by Middle Market Banking Companies and, therefore, the Fund may not be able to achieve its investment objectives.

     Illiquid Securities Risk. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act. Although the Fund expects that such Preferred Stock of Middle Market Banking Companies may be resold by the Fund to qualified institutional buyers in private transactions pursuant to Rule 144A under the Securities Act, there is no regular secondary trading market for such Preferred Stock and the Fund typically expects to own all of the outstanding Preferred Stock of a Middle Market Banking Company. Accordingly, such Preferred Stock of Middle Market Banking Companies, which, initially is expected to comprise 60% to 65% of the Fund's Managed Assets, in addition to certain other securities in which the Fund may invest, should generally be considered illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at approximately the price at which the Fund is valuing such security. Illiquid securities involve the risk that the securities will not be able to be sold at times desired by the Fund or at prices approximating the value at which the Fund is valuing the securities. Secondary markets for relatively illiquid securities, to the extent that they develop, tend to be more volatile than markets for more liquid securities and may have irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

     Valuation Risk. The Fund will use an independent pricing service to value the Preferred Stock issued by Middle Market Banking Companies, which is generally expected initially, and for some extended period of time, to be illiquid. Based on information provided to the Fund by such independent pricing service, in determining the value of Preferred Stock of Middle Market Banking Companies, such pricing service will consider (i) the characteristics of, and fundamental analytical data relating to, the Preferred Stock, including cost, size of the issuance, current dividend rate and the time period until the next dividend rate readjustment, (ii) the credit quality of the Middle Market Banking Company, based on an evaluation of its financial condition and regulatory filings and (iii) transactions in securities comparable to such Preferred Stock and various relationships between securities that are recognized by institutional traders. The Fund will use another fair value methodology if the independent pricing service is unable to provide a price for a Preferred Stock issued by a Middle Market Banking Company, if the price provided by the independent pricing service is deemed unreliable or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than (i) the price that may be received if such security were to be sold or (ii) the value determined by other funds using their own fair valuation procedures.

     In addition, no market currently exists for Preferred Stock issued by Middle Market Banking Companies. There can be no assurance that any such market will develop in the future, which may adversely affect the valuation of such Preferred Stock, which in turn may adversely affect the ability of the Fund to sell such Preferred Stock at times or prices desired by the Fund.

     Middle Market Banking Company Preferred Stock Rating Risk. In determining whether an unrated Preferred Stock issued by a Middle Market Banking Company is an appropriate investment for the Fund, Spectrum will seek to determine whether the default probability and financial strength characteristics of the Middle Market Banking Company are comparable to those of issuers of securities rated investment grade. Spectrum will consider the default probability score obtained from Moody's (or one of its affiliates) and the financial strength score obtained from Fitch, as well as its own quantitative and qualitative analysis of the Middle Market Banking Company, in making such a determination. However, such a determination by Spectrum with respect to each Middle Market Banking Company is not the equivalent of an investment grade rating by an NRSRO of the Preferred Stock issued by the Middle Market Banking Company. In addition, such an assessment of an issuer by Moody's (or one of its affiliates) or Fitch also is not the equivalent of an investment grade rating of a particular issuer and only provides an indication of the default probability risk associated with the securities issued by a Middle Market Banking Company. It does not take into account the junior position of such Preferred Stock in the capital structure of the issuer or the severity of loss in the event of a default. In making such assessments, Moody's (or one of its affiliates) and Fitch will not perform a qualitative analysis of the Middle Market Banking Company. Rather, the assessments made by Moody's (or one of its affiliates) and Fitch will be based solely on a proprietary quantitative analysis of the Middle Market Banking Company. As a result, the assessments received from Moody's (or one of its affiliates) and Fitch may not be as useful as a NRSRO letter rating would be in evaluating the credit quality of the Preferred Stock issued by Middle Market Banking Companies in which the Fund invests. It is likely, that if Moody's or Fitch were to rate such Preferred Stock, they would rate many of them as below investment grade.

     Risks From Market Changes. The Fund may not be able to make future purchases of Preferred Stock with rates of return that are as attractive as the rates of return on the Preferred Stock that the Fund initially intends to purchase. While a liquid secondary market does not currently exist for Preferred Stock issued by Middle Market Banking Companies, if the market were to become more liquid and efficient over time, it is possible that the dividend rate or "spread" over LIBOR that a Middle Market Banking Company would pay with respect to future issuances of Preferred Stock would decrease as the market becomes more liquid and efficient. This means that the Fund may receive a lower rate of return on subsequent investments in Preferred Stock issued by Middle Market Banking Companies.

     Possible Future Diminution of Net Asset Value. To the extent that the Fund buys Preferred Stock or other securities at a premium to par and then holds such Preferred Stock or other securities until such time as they become redeemable at an amount less than the purchase price, the market value of the Preferred Stock or other securities to the extent that it exceeds the redemption price will tend to decline toward the redemption price which will cause the Fund's net asset value to decline at that time. The market value may in fact decline prior to such time in anticipation of such future lower redemption price.

     Other Risks Associated with Investments in Preferred Stock and Other Preferred Securities. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Preferred Stock and other adjustable rate securities which involves risks including:

     Redemption Rights. An issuer typically may redeem its Preferred Stock and preferred securities from time to time at predetermined redemption prices. It is expected that the Preferred Stock issued by Middle Market Banking Companies in which the Fund initially may invest may be redeemed by the issuer thereof beginning approximately five years after their issuance at predetermined redemption prices that include a premium over the liquidation value of the Preferred Stock, which premium will decrease over time. In addition, the average call protection of the Fund's Managed Assets allocated to Preferred Stock of Major Banking Companies and Other Financial Institutions is expected to be approximately three to four years. Any such redemption of Preferred Stock or other preferred securities held by the Fund may negatively impact the performance of the Fund if it is unable to invest the proceeds received from such redemption in securities paying comparable rates of return.

     Limited Voting Rights.  Generally, holders of Preferred Stock (such as the
Fund) have no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time preferred security holders may elect a number of directors to the issuer's board. Generally, once dividends have been paid for a specified period of time, the holders of Preferred Stock no longer have voting rights, and the terms of office of such directors will terminate.

     Non-Cumulative Nature of Preferred Stock and Preferred Securities. The Preferred Stock in which the Fund may invest is, and certain of the preferred securities in which the Fund may invest may be, non-cumulative. This means that at any given time, the holder of the Preferred Stock or other non-cumulative preferred securities would only have a claim for the dividends for the immediate period, if and to the extent declared by the board of directors of the issuer, without other recourse (other than if dividends have been in arrears for a specified number of periods, at which time the holder may elect a number of directors to the issuer's board as noted above).

     Credit Risk; Subordination. Credit risk is the risk that a security in the Fund's portfolio will decline in price or that the issuer of such security will fail to make dividend or interest payments when due because of a decline in its financial status. The Preferred Stock and other preferred securities in which the Fund may invest are typically subordinated to bonds and other debt instruments in a company's capital structure, and therefore will be subject to greater credit risk than those debt instruments.

     Interest Rate Risk. Interest rate risk is the risk that fixed rate securities (including certain preferred securities) will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Conversely, when interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Any investment by the Fund in such securities will mean that the net asset value of the Fund will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest currently are near historically low levels. The Advisers expect the Fund's policy of investing at least 80% of its Managed Assets in adjustable rate securities will make its net asset value less volatile and less sensitive to changes in market interest rates than if the Fund invested more in longer-term, fixed rate obligations. However, because interest rates on most adjustable rate securities in which the Fund will invest typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's net asset value.

     Tax Risk. The Fund's investment program and tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of qualified dividend income which would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. In addition, it could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

     Non-U.S. Issuer Risk. The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of Middle Market Banking Companies that are not U.S. issuers. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Spectrum may not be able to sell the Fund's portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the non-U.S. company or its assets; (vii) restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside such non-U.S. countries due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     Hedging and Derivatives Risk. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to issuer credit risk and the risk of increases in interest rates or for portfolio management purposes, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that Spectrum's judgment in this respect will be correct. Consequently, the use of derivatives transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not utilized derivatives. In addition, no assurance can be given that the Fund will enter into hedging or derivatives transactions at times or under circumstances in which it would be advisable to do so.

     Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Repurchase Agreement Risk. With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. Inflation risk is mitigated to a certain degree by the Fund's investments in Preferred Stock and other adjustable rate securities because increases in inflation have historically been accompanied by increases in the adjustable rates of dividends of such securities.

     Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues, and the valuation of real estate. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

     Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM, Spectrum and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions, purchase certain securities and take advantage of market opportunities. See also "Management of the Fund -- Investment Adviser and Subadviser."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER AND SUBADVISER

     NAM will be responsible for the Fund's overall investment strategy and its implementation, including the use of leverage. NAM also is responsible for the ongoing monitoring of Spectrum, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $119 billion of assets under management as of March 31, 2005. Nuveen Investments is a publicly-traded company.

     Until recently, Nuveen Investments was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries. As part of St. Paul Travelers' previously announced three-part program to sell its entire interest in Nuveen Investments, Inc., St. Paul Travelers sold 39.3 million shares of Nuveen Investments through a secondary public offering on April 12, 2005. Nuveen Investments is also repurchasing $600 million of its shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares of Nuveen Investments. The repurchase of these shares is being completed through two steps -- a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. Upon the closing of the secondary offering as well as the closings of related transactions by St. Paul Travelers and Nuveen Investment's $600 million in share repurchases, Nuveen Investments will emerge as a fully independent public company. The completion of the three-part program could be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM and the investment sub-advisory agreement between NAM and Spectrum, which would result in the automatic termination of each agreement. Prior to the completion of the three-part program, it is anticipated that the Board of Trustees of the Fund will consider a new ongoing investment management agreement and investment sub-advisory agreement. If approved by the Board, the new ongoing agreements would be presented to the Fund's shareholders for approval, and would take effect upon such approval. It is presently anticipated that this process will be completed by the end of July 2005. However, there can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell its remaining shares in Nuveen Investments or that necessary shareholder approvals will be obtained.

     Spectrum, 2 High Ridge Park, Stamford, Connecticut 06905, a registered investment adviser, is the Fund's subadviser responsible for portfolio management. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum commenced operations in 1987 and had approximately $12.7 billion in assets under management as of March 31, 2005 (which includes $5.2 billion in securities issued by Banking Companies).

     A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV is responsible for investing the Fund's Managed Assets. Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum and was a founder of Spectrum in 1987. Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Mr. Sussman has been with Spectrum since 1995. Mr. Jacoby is a Senior Vice President of Spectrum and has been with Spectrum since 1995. As a subsidiary of Principal Global Investors, LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund. See "The Fund's Investments--Investment Philosophy and Process."

     Spectrum may act as broker for the Fund in connection with the purchase or sale of Preferred Stock or other preferred securities by or to the Fund if and to the extent permitted by policies and procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NAM and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder. See "Portfolio Transactions and Brokerage" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis (in the maximum amount of 0.90% of the Fund's average total daily Managed Assets), based on the sum of a fund-level fee and a complex-level fee, as described below.

     Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

FUND-LEVEL AVERAGE DAILY MANAGED ASSETS                        FUND-LEVEL FEE RATE
---------------------------------------                        -------------------
Up to $500 million..........................................         0.7000%
$500 million to $1 billion..................................         0.6750%
$1 billion to $1.5 billion..................................         0.6500%
$1.5 billion to $2 billion..................................         0.6250%
$2 billion and over.........................................         0.6000%

     Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                                               TOTAL                          EFFECTIVE
                                           COMPLEX-LEVEL    COMPLEX-LEVEL   COMPLEX-LEVEL
COMPLEX-LEVEL DAILY MANAGED ASSETS(1)          ASSETS       MARGINAL RATE     FEE RATE
-------------------------------------      --------------   -------------   -------------
First $55 billion........................   $55 billion        0.2000%         0.2000%
Next $1 billion..........................   $56 billion        0.1800%         0.1996%
Next $1 billion..........................   $57 billion        0.1600%         0.1989%
Next $3 billion..........................   $60 billion        0.1425%         0.1961%
Next $3 billion..........................   $63 billion        0.1325%         0.1931%
Next $3 billion..........................   $66 billion        0.1250%         0.1900%
Next $5 billion..........................   $71 billion        0.1200%         0.1851%
Next $5 billion..........................   $76 billion        0.1175%         0.1806%
Next $15 billion.........................   $91 billion        0.1150%         0.1698%

------------

(1) With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $63.8 billion as of March 31, 2005.

     Pursuant to an investment sub-advisory agreement between NAM and Spectrum, Spectrum will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), payable on a monthly basis:

                                                          PERCENTAGE OF NET
AVERAGE DAILY MANAGED ASSETS                               MANAGEMENT FEE
----------------------------                              -----------------
Up to $125 million.....................................         50.0%
$125 million to $150 million...........................         47.5%
$150 million to $175 million...........................         45.0%
$175 million to $200 million...........................         42.5%
$200 million and over..................................         40.0%

     In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses associated with any Borrowings, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first eight full years of the Fund's operation, NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                           PERCENTAGE
                           REIMBURSED
                        (AS A PERCENTAGE
YEAR ENDING                OF MANAGED
MARCH 31,                   ASSETS)
-----------             ----------------
2005(1)..............         0.30%
2006.................         0.30%
2007.................         0.30%
2008.................         0.30%
2009.................         0.30%

                           PERCENTAGE
                           REIMBURSED
                        (AS A PERCENTAGE
YEAR ENDING                OF MANAGED
MARCH 31,                   ASSETS)
-----------             ----------------
2010.................         0.30%
2011.................         0.22%
2012.................         0.14%
2013.................         0.07%

------------

(1) From the commencement of operations.

     NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

REGULATORY AND OTHER MATTERS

     Over the past few years, the SEC, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the SEC, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, its FundPreferred shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.

     A putative class action lawsuit filed on January 10, 2005 (James Jacobs et al. v. Nuveen Investments, Inc. et al., No. 05 C 0143 (N.D. Ill.)) by an individual purporting to be a shareholder of an open-end fund sponsored by Nuveen is currently pending in federal district court in Chicago. Purporting to sue on behalf of investors in all Nuveen-sponsored open-end mutual funds with equity holdings, the plaintiff has alleged that the defendants, including fund trustees, investment advisers and affiliates breached common law fiduciary duties, duties of care and Sections 36(a), 36(b) and 47(b) of the 1940 Act by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The complaint contains no specific allegations that the Nuveen-sponsored open-end mutual funds failed to participate in particular settlements but lists 136 settlements during the period from 1/10/2000 through 1/10/2005 and alleges "upon information and belief" that those funds failed to submit claims in some of those proceedings. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages, punitive damages, attorney's fees and other unspecified relief. On March 14, 2005, the defendants filed a Motion to Dismiss the complaint on various grounds. As of the date of the Prospectus, NAM believes that there are a number of grounds to dismiss the lawsuit, and that a decision, if any, against the defendants would have no material adverse effect on the Fund, its Common Shares, its FundPreferred shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund. According to press reports, a number of similar suits have been filed against other mutual fund management companies.

     Spectrum has been informed that the National Association of Securities Dealers ("NASD") has made a preliminary determination to bring a disciplinary action against the firm due to alleged deficiencies in Spectrum's anti-money laundering ("AML") policies and procedures. The NASD did not allege any money laundering took place at Spectrum. Since having been notified of these AML issues by the NASD, Spectrum has substantively revised its AML procedures, and Spectrum intends to resolve the disciplinary matter with the NASD. Spectrum does not believe that any disciplinary action by the NASD will affect Spectrum's ability to perform its duties under the investment sub-advisory agreement with NAM or have a material adverse effect on the Fund, its Common Shares or its FundPreferred shares.

                      DESCRIPTION OF FUNDPREFERRED SHARES

     The following is a brief description of the terms of FundPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of FundPreferred shares in the Fund's Statement, a form of which is attached as Appendix A to the SAI. Capitalized terms not otherwise defined in the Prospectus shall have the same meaning as defined in the Statement.

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. The Statement currently authorizes the issuance of FundPreferred shares Series TH. The FundPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The FundPreferred shares when issued and sold through this offering (i) will be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, (ii) will not be convertible into common shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The FundPreferred shares will be subject to optional and mandatory redemption as described below under "--Redemption."

     Holders of FundPreferred shares will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the FundPreferred shares.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the FundPreferred shares. Furthermore, the Auction Agent will send notices to holders of FundPreferred shares of any meeting at which holders of FundPreferred shares have the right to vote. See
"-- Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of FundPreferred shares, so long as the Fund is current in the payment of dividends on the FundPreferred shares and on any other capital shares of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of FundPreferred shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under Massachusetts law and the Declaration of Trust, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period" below.

     The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30 day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     The initial Dividend Period for the FundPreferred shares shall be      days
for FundPreferred Shares Series TH. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate will be the higher of the Applicable Percentage of the Reference Rate, or the Applicable Spread plus the Reference Rate. The Reference Rate will be the applicable LIBOR Rate (as defined below) (for a Dividend Period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a Dividend Period of 365 days or more). The Applicable Percentage and Applicable Spread for any Standard Dividend Period will generally be determined based on the credit ratings assigned to the FundPreferred shares by

Moody's and Fitch on the Auction Date for such period. If Moody's and/or Fitch shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by any Other Rating Agency.

  MOODY'S   FITCH
  CREDIT    CREDIT   APPLICABLE   APPLICABLE
  RATING    RATING   PERCENTAGE     SPREAD
  -------   ------   ----------   ----------
   Aaa       AAA        125%      125 b.p.s

     The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable Dividend Period for a Series of FundPreferred shares.

     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a Series of FundPreferred shares.

     Assuming the Fund maintains an Aaa/AAA rating on the FundPreferred shares, the practical effect of the different methods used to calculate the Maximum Rate is shown in the table below:

                                                                           METHOD USED TO
                             MAXIMUM APPLICABLE     MAXIMUM APPLICABLE     DETERMINE THE
                               RATE USING THE         RATE USING THE     MAXIMUM APPLICABLE
REFERENCE RATE              APPLICABLE PERCENTAGE   APPLICABLE SPREAD           RATE
--------------              ---------------------   ------------------   ------------------
1%........................           1.25%                 2.25%             Spread
2%........................           2.50%                 3.25%             Spread
3%........................           3.75%                 4.25%             Spread
4%........................           5.00%                 5.25%             Spread
5%........................           6.25%                 6.25%             Either
6%........................           7.50%                 7.25%           Percentage

     The Board of Trustees may amend the Maximum Rate to increase the percentage amount by which the Reference Rate described above is multiplied, or to increase the spread added to the Reference Rate, to determine the Maximum Rate shown without the consent of the holders of FundPreferred shares, including each Series, or any shareholder of the Fund, but only with confirmation from each Rating Agency then rating the FundPreferred shares that such action will not impair such agency's then-current rating of the FundPreferred shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the FundPreferred Shares Basic Maintenance Amount test discussed below under "--Asset Maintenance."

     The Maximum Rate for the FundPreferred shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of FundPreferred shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable Reference Rate.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, Broker-Dealers will advise Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the FundPreferred shares shall have been cured as set forth under "--Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it satisfies the FundPreferred Shares Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and otherwise complied with any Rating Agency Guidelines.

     If the Fund proposes to designate any Special Dividend Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight (8)
days) nor more than 30 days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the required confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of FundPreferred shares. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

     Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's investment company taxable income for any taxable year exceeds any current or accumulated dividends on the FundPreferred shares, the Fund intends to distribute such excess investment company taxable income to the holders of the Common Shares. The term "investment company taxable income," as it is defined in the Code, includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gain (defined as the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior periods), dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gain annually to the holders of the Common Shares (subject to the prior rights of the holders of the FundPreferred shares) subject to the foregoing and any requirements of Massachusetts law. Each year, the Fund will allocate ordinary income dividends, capital gain distributions, dividends qualifying for the corporate "dividends received deduction" and "qualified dividend income," between its Common Shares and FundPreferred shares in proportion to the total dividends paid to each class during or with respect to such year. See "Federal Income Tax Matters--Federal Income Tax Treatment of Holders of FundPreferred Shares."

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the FundPreferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the FundPreferred shares or purchase or redeem FundPreferred shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to such Borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of FundPreferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of FundPreferred shares may be prohibited (i) at any time that an event of default under any Borrowings has occurred and is continuing; or
(ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon failure to pay dividends for two years or more, the holders of FundPreferred shares will acquire certain additional voting rights. See "--Voting Rights" below. Such rights shall be the exclusive remedy of the holders of FundPreferred shares upon any failure to pay dividends on the FundPreferred shares.

     For so long as any FundPreferred shares are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the FundPreferred shares as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to common shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) there is no event of default under any Borrowings that is continuing; (ii) immediately after such transaction, the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act FundPreferred Shares Asset Coverage (as defined below) (see "--Asset Maintenance"); (iii) immediately after such transaction, the Fund satisfies the asset coverage requirements, if any, under any Borrowings; (iv) full cumulative dividends on the FundPreferred shares due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see "--Redemption"); and (vi) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem FundPreferred shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 days and not more than 40 days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. FundPreferred shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of FundPreferred shares by reason of the redemption of FundPreferred shares on such date fixed for the redemption and (ii) the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount.

     The Fund also reserves the right to repurchase FundPreferred shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the FundPreferred shares, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last

Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. See "--Asset Maintenance." The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund satisfying the FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all FundPreferred shares then outstanding will be redeemed), and (ii) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

     The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of FundPreferred shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those FundPreferred shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of FundPreferred shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) a redemption premium, if any, determined by the Board of Trustees, in its discretion, after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each holder of FundPreferred shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction

Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of FundPreferred shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the FundPreferred shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the shares of a Series of FundPreferred shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions.

     FundPreferred shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the FundPreferred shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each Series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares should cease to accumulate and such shares should be no longer deemed to be outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which holders of FundPreferred shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of FundPreferred shares called for redemption may look only to the Fund for payment.

     So long as any FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no FundPreferred shares may be redeemed unless all dividends in arrears on the outstanding FundPreferred shares, and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all FundPreferred shares and all shares ranking in a parity with the FundPreferred shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding FundPreferred shares.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and satisfies the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the FundPreferred shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to the aggregate liquidation preference of the FundPreferred shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for FundPreferred shares of at least 200%.

     FundPreferred Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of FundPreferred shares is outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency which is then rating the FundPreferred shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of FundPreferred shares. See "--Redemption--Mandatory Redemption."

     The "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date is currently defined as either:

          (a) Eligible Assets having an aggregate Discounted Value equal to or greater than the dollar amount equal to the sum of the sum of (A) the product of the number of FundPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other Series of preferred shares outstanding on such date multiplied by the Liquidation Preference of such shares), plus any redemption premium applicable to the FundPreferred (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for FundPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each Series of FundPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend Period of shares of such Series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such Series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of shares of such Series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than FundPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than FundPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payments to the FundPreferred; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (A) through (E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (A) though (F) became payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (A) through
     (F); or

          (b) if the average Discount Factor of the Fund's aggregate Eligible Assets is less than 200%, the FundPreferred Shares Basic Maintenance amount means the asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, with respect to all outstanding senior securities of the Fund which are stock, including all outstanding FundPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares). See "--1940 Act FundPreferred Shares Asset Coverage" below.

     Each Rating Agency may amend the definition of "FundPreferred Shares Basic Maintenance Amount."

     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the SAI.

     Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Fund's portfolio holdings for purposes of determining compliance with the FundPreferred Shares Basic Maintenance Amount are based on Rating Agency Guidelines established by each Rating Agency in connection with its rating of the FundPreferred shares. The Discount Factor relating to any asset of the Fund, the FundPreferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Fund, the Board of Trustees or the shareholders.

     A Rating Agency's guidelines will apply to FundPreferred shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's, Fitch and any Other Rating Agency which may provide a rating for the FundPreferred shares for rating FundPreferred shares. The ratings assigned to FundPreferred shares are not recommendations to buy, sell or hold FundPreferred shares. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of FundPreferred shares should be evaluated independently of any other rating.

     1940 Act FundPreferred Shares Asset Coverage. The Fund is also required to maintain, with respect to FundPreferred shares, as of the last Business Day on any month in which any FundPreferred shares is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act FundPreferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act FundPreferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of FundPreferred shares. See "--Redemption--Mandatory Redemption."

     The Fund estimates that based on the composition of its portfolio as of May 17, 2005, assuming the issuance of all FundPreferred shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $1,010,000, the 1940 Act FundPreferred Shares Asset Coverage would be:

          Value of Fund assets less liabilities
            not representing senior securities                =   $274,333,125     =   352%
----------------------------------------------------------        ------------
     Senior securities representing indebtedness plus             $ 78,000,000
 aggregate liquidation preference of FundPreferred shares

     Notices. Under the current Rating Agency Guidelines, after the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the FundPreferred shares (i) a certificate with respect to the calculation of the FundPreferred Shares Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act FundPreferred Shares Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund's independent registered public accounting firm regarding the accuracy of such calculations.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then outstanding and any other shares ranking on a parity with the FundPreferred shares then outstanding, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund (including, without limitation, those resulting from Borrowings), of a liquidation preference in the amount equal to $25,000 per share of the FundPreferred shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of FundPreferred shares will not be entitled to a premium, if any, to which such holder would be entitled to receive upon redemption of such FundPreferred shares. After payment of the full amount of such liquidation distribution, the owners of the FundPreferred shares will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

     A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated in the Declaration, Statement or as otherwise required by applicable law, holders of FundPreferred shares have one vote per share and vote together with holders of shares of Common Shares as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Board of Trustees, the holders of outstanding preferred shares, including each Series of the FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding Common Shares and preferred shares, including each Series of the FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the preferred shares, including FundPreferred shares, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the FundPreferred shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of preferred shares, including the FundPreferred shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including the FundPreferred shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of preferred shares, including the FundPreferred shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of preferred shares, including the FundPreferred shares, have the right to elect in any event), will terminate automatically. Any shares of FundPreferred shares issued after the date hereof shall vote with the FundPreferred shares as a single class on the matters described above, and the issuance of any other FundPreferred shares by the Fund may reduce the voting power of the FundPreferred shares.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, including each Series of the FundPreferred shares, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of preferred shares; (iii) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the preferred shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on parity with the preferred shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the preferred shares (except that the Board of Trustees, without the vote or consent of the holders of preferred shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or Series of preferred shares, including other Series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause
(vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund satisfies the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative vote of the holders of a majority of the outstanding preferred shares, including any Series of FundPreferred shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such Series in a manner different from that of other Series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The foregoing voting provisions will not apply with respect to the FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees, without the vote or consent of any holder of preferred shares, including FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the FundPreferred shares and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of FundPreferred shares or the holders thereof, provided the Board of Trustees receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of preferred shares, including any Series of FundPreferred shares, or any other shareholder of the Fund.

     A copy of the current Rating Agency Guidelines will be provided to any holder of FundPreferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred shares, including FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

     Unless otherwise required by law, holders of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                  THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each Series of FundPreferred shares so long as the Applicable Rate for shares of such Series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares.

     The Auction Agent after each Auction for FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for Series of FundPreferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such Series to that Broker-Dealer as follows:

     - Hold Order--indicating its desire to hold shares of such Series without regard to the Applicable Rate for shares of such Series for the next Dividend Period thereof.

     - Bid--indicating its desire to sell shares of such Series at $25,000 per share if the Applicable Rate for shares of such Series for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order--indicating its desire to sell shares of such Series at $25,000 per share without regard to the Applicable Rate for shares of such Series for the next Dividend Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a Series of FundPreferred shares then held by such Beneficial Owner. A Beneficial Owner of shares of such Series that submits a Bid with respect to shares of such Series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such Series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such Series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such Series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such Series fails to submit an Order with respect to shares of such Series to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the FundPreferred shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional FundPreferred shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a Series of FundPreferred shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such Series that wishes to purchase additional shares of such Series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such Series at $25,000 per share if the Applicable Rate for shares of such Series for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such Series specifying a rate higher than the Maximum Rate for shares of such Series on the Auction Date therefore will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of FundPreferred shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of FundPreferred shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for a Series of FundPreferred shares exist (that is, the number of shares of such Series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum

Rate for shares of such Series is at least equal to the number of shares of such Series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such Series available for purchase in the Auction. If Sufficient Clearing Bids for a Series of FundPreferred shares do not exist, the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof will be the Maximum Rate for shares of such Series on the Auction Date therefor. In such event, Beneficial Owners of shares of such Series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such Series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a Series of FundPreferred shares, the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a Series of FundPreferred shares that is fewer than the number of shares of such Series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The Broker-Dealer Agreement provides that a Broker-Dealer may, subject to certain restrictions, submit orders in Auctions for its own account. If a Broker-Dealer submits an order for its own account in any Auction of any Series of FundPreferred shares, it may have knowledge of orders placed through it in that Auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that Auction. A Broker-Dealer may also bid in an Auction in order to prevent what would otherwise be (a) a failed Auction, (b) an "all-hold" Auction, or (c) the implementation of a dividend rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the Auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent an "all-hold" Auction.

     According to published news reports, the Securities and Exchange Commission has requested information from a number of broker-dealers regarding certain of their practices in connection with auction rate securities, such as the practices described in the preceding paragraph. Such published news reports also indicate that the Securities and Exchange Commission has requested that each broker-dealer receiving the request for information voluntarily conduct an investigation regarding its practices and procedures in auction rate securities markets. A.G. Edwards & Sons, Inc. and Wachovia Capital Markets, LLC, each an Underwriter, have advised the Fund that they, as participants in the auction rate securities markets, have received the request for information from the Securities and Exchange Commission described above. A.G. Edwards & Sons, Inc. and Wachovia Capital Markets, LLC are cooperating with the Securities and Exchange Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the FundPreferred shares or the Auctions therefor.

SECONDARY MARKET TRADING AND TRANSFER OF FUNDPREFERRED SHARES

     The Broker-Dealers may maintain a secondary trading market of FundPreferred shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of FundPreferred shares will be established, or, if established, will provide owners with liquidity. FundPreferred shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of FundPreferred shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of FundPreferred shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                           DESCRIPTION OF BORROWINGS

     The Declaration of Trust authorizes the Fund, without prior approval of holders of common and preferred shares, including FundPreferred shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings will rank senior to the FundPreferred shares.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the holders of FundPreferred shares, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of FundPreferred shares in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of common shares, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are, when issued, fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions.

     The Common Shares are listed on the Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the SAI under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. If the Fund were to convert to an open-end investment company, it is likely that a significant percentage of the Fund's Managed Assets (particularly those assets invested in Preferred Stock issued by Middle Market Banking Companies) may need to be sold and replaced with investments that were deemed to be liquid. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                           FEDERAL INCOME TAX MATTERS

     The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in FundPreferred shares. Except as discussed under "Other Taxation," the discussion generally applies only to holders of FundPreferred shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the FundPreferred shares. This summary deals only with U.S. holders that hold FundPreferred shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of FundPreferred shares whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds FundPreferred shares in a qualified tax deferred account such as an IRA, or person that will hold FundPreferred shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of this tax, during each calendar year the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of this excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute dividends, which would generally be eligible for the "dividends received deduction" available to corporate shareholders. Furthermore, individual and other noncorporate shareholders generally would be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

     The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

     The Fund's transactions, if any, in forward contracts, options, future contracts and hedged investments may also result in a reduction of the Fund's holding period for certain of its investments, which may result in dividends paid on such investments not qualifying for the Dividends Received Deduction or for treatment as qualified dividend income when distributed by the Fund.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

     Under present law, the Fund is of the opinion that FundPreferred shares will constitute equity of the Fund, and thus distributions with respect to FundPreferred shares (other than distributions in redemption of FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of capital gain dividends and the receipt of qualified dividend income, if any, such dividends generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to the Common Shares and the FundPreferred shares as consisting of particular types of income (e.g., net capital gain, ordinary income, dividends qualifying for the "dividends received deduction," and qualified dividend income) in accordance with each class's proportionate share of the total dividends paid by the Fund during the year. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains on individual and other noncorporate shareholders from 20% to 15%. The Act also provides that distributions of investment company taxable income that are designated by the Fund as "qualified dividend income" (which is included in the definition of "tax-advantaged dividends" in this Prospectus) are taxed to individual and other noncorporate shareholders at rates applicable to long-term capital gains. To be eligible for this reduced rate,

FundPreferred shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund shareholder to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks in its portfolio. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or less during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of a foreign corporation that is readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. To the extent the Fund distributes dividends, including capital gain dividends that are eligible for reduced federal income tax rates, the Fund will identify the relevant amounts of such dividends in its annual tax information report to shareholders. Without further legislation, the rate reductions enacted by the Act will lapse, and the higher previous rates will be reinstated, for taxable years beginning on or after January 1, 2009. A significant portion of the Fund's distributions are expected to qualify for the Dividends Received Deduction or the reduced rates of federal income taxation for qualified dividend income currently available to certain individual and other noncorporate shareholders.

     Corporate holders of FundPreferred shares may be eligible for the "dividends received deduction" with respect to certain of the Fund's distributions provided certain holding period requirements are satisfied by both the Fund and such shareholder. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the Dividends Received Deduction when distributed to Fund shareholders.

SALE OF SHARES

     The sale of FundPreferred shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of FundPreferred shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder's adjusted tax basis in the shares sold. If such FundPreferred shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received (or deemed received) with respect to such shares. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

OTHER TAXATION

     Non-U.S. shareholders, including shareholders who, with respect to the United States, are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or, provided the Fund receives certain certifications from such non-U.S. shareholder, such lower rates as may be prescribed by an applicable treaty. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by the Fund to non-U.S. persons. Effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

     Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in FundPreferred shares.

      CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                                  UNDERWRITING

     The Underwriters named below, acting through A.G. Edwards & Sons, Inc., ("A.G. Edwards") as lead manager, and Wachovia Capital Markets, LLC and Nuveen Investments, LLC, as their representatives (including A.G. Edwards, the "Representatives"), have severally agreed, subject to the terms and conditions of the underwriting agreement with the Fund, NAM and Spectrum (the "Underwriting Agreement"), to purchase from the Fund the number of FundPreferred shares set forth below opposite their respective names.

                                                               NUMBER
                                                              OF SHARES
UNDERWRITER                                                   SERIES TH
-----------                                                   ---------
A.G. Edwards & Sons, Inc. ..................................
Wachovia Capital Markets, LLC ..............................
Nuveen Investments, LLC.....................................
                                                                ----
  Total.....................................................
                                                                ====

     The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent registered public accounting firm. The nature of the Underwriters' obligation is such that they are committed to purchase all FundPreferred shares offered hereby if they purchase any FundPreferred shares.

     The Representatives have advised the Fund that the Underwriters propose to offer some FundPreferred shares directly to investors at the offering price of $25,000 per FundPreferred share, and may offer some FundPreferred shares to certain dealers at the offering price less a concession not in excess of $
per FundPreferred share, and such dealers may reallow a concession not in excess
of $     per FundPreferred share on sales to certain other dealers. The sales
load the Fund will pay of $     per share is equal to      % of the initial
offering price. FundPreferred shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

     The Fund, NAM and Spectrum have each agreed to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

     The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

     The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in Auctions as a Broker-Dealers and receive fees as set forth under "The Auction" and in the SAI under "Additional Information Concerning Auctions for FundPreferred Shares." The Underwriters are active underwriters of, and dealers in securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

     In connection with this offering, the Underwriters or selected dealers may distribute prospectuses electronically.

     The settlement date for the purchase of FundPreferred shares will be
          , 2005 as agreed upon by the Underwriters, the Fund, NAM and Spectrum pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

     Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the Representatives, is an affiliate of NAM.

     The address of the lead managing underwriter is A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63108.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the FundPreferred shares offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. Vedder, Price, Kaufman & Kammholz, P.C. may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

     This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and FundPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives.......................................   S-1
Investment Restrictions.....................................   S-2
Investment Policies and Techniques..........................   S-3
Overall Fund Management.....................................   S-5
Spectrum Investment Philosophy and Process..................   S-5
Portfolio Composition.......................................   S-6
Other Investment Policies and Techniques....................  S-11
Management of The Fund......................................  S-18
Investment Advisers.........................................  S-27
Portfolio Transactions and Brokerage........................  S-36
Net Asset Value.............................................  S-37
Additional Information Concerning Auctions for FundPreferred
  Shares....................................................  S-39
Certain Provisions in The Declaration of Trust..............  S-40
Repurchase of Fund Shares; Conversion to Open-End Fund......  S-42
Federal Income Tax Matters..................................  S-44
Experts.....................................................  S-49
Custodian, Transfer Agent, Auction Agent, Dividend
  Disbursing Agent and Redemption Agent.....................  S-49
Additional Information......................................  S-50
Report Of Independent Registered Public Accounting Firm.....   F-1
Financial Statements........................................   F-2
Appendix A--Statement of Preferences........................   A-1
Appendix B--Ratings of Investments..........................   B-1

              ---------------------------------------------------
              ---------------------------------------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                             ---------------------

                               TABLE OF CONTENTS

                                           PAGE
                                      ---------------
Prospectus Summary..................         1
Financial Highlights................        15
The Fund............................        16
Use of Proceeds.....................        16
Capitalization......................        17
Portfolio Composition...............        17
The Fund's Investments..............        18
Use of Leverage.....................        28
Hedging and Derivatives
  Transactions......................        28
Risk Factors........................        30
Management of the Fund..............        38
Description of FundPreferred
  Shares............................        42
The Auction.........................        59
Description of Borrowings...........        62
Description of Common Shares........        63
Certain Provisions in the
  Declaration of Trust..............        63
Repurchase of Fund Shares;
  Conversion to Open-End Fund.......        65
Federal Income Tax Matters..........        65
Custodian, Transfer Agent, Auction
  Agent, Dividend Disbursing Agent
  and Redemption Agent..............        69
Underwriting........................        70
Legal Opinions......................        71
Available Information...............        71
Table of Contents for the Statement
  of Additional Information.........        72

              ---------------------------------------------------
              ---------------------------------------------------
              ---------------------------------------------------
              ---------------------------------------------------
                                     NUVEEN
                                 TAX-ADVANTAGED
                               FLOATING RATE FUND

                            FUNDPREFERRED(TM) SHARES
                            3,120 SHARES, SERIES TH
                              --------------------

                                   PROSPECTUS
                              --------------------
                                  A.G. EDWARDS
                              WACHOVIA SECURITIES
                            NUVEEN INVESTMENTS, LLC
                                          , 2005

              ---------------------------------------------------
              ---------------------------------------------------

                   SUBJECT TO COMPLETION, DATED MAY 23, 2005

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "Commission") is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") (formerly known as Nuveen Quality Floating Rate Dividend Fund through January 13, 2005) is a recently organized, diversified, closed-end management investment company.

     This Statement of Additional Information relating to preferred shares of the Fund ("FundPreferred shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated _________, 2005 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing FundPreferred shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

       This Statement of Additional Information is dated __________, 2005.

                               TABLE OF CONTENTS


                                                                                                              PAGE


Investment Objectives..........................................................................................S-1
Investment Restrictions........................................................................................S-2
Investment Policies and Techniques.............................................................................S-3
Overall Fund Management........................................................................................S-5
Spectrum Investment Philosophy and Process.....................................................................S-5
Portfolio Composition..........................................................................................S-6
Other Investment Policies and Techniques......................................................................S-11
Management of The Fund........................................................................................S-18
Investment Advisers...........................................................................................S-27
Portfolio Transactions and Brokerage..........................................................................S-36
Net Asset Value...............................................................................................S-37
Additional Information Concerning Auctions for FundPreferred Shares...........................................S-39
Certain Provisions in The Declaration of Trust................................................................S-40
Repurchase of Fund Shares; Conversion to Open-End Fund........................................................S-42
Federal Income Tax Matters....................................................................................S-44
Experts  .....................................................................................................S-49
Custodian, Transfer Agent, Auction Agent, Dividend Disbursing Agent and Redemption Agent......................S-49
Additional Information........................................................................................S-50
Report of Independent Registered Public Accounting Firm........................................................F-1
Financial Statements...........................................................................................F-2
Appendix A -- Statement of Preferences........................................................................A-1
Appendix B -- Ratings of Investments..........................................................................B-1


                              INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in adjustable rate non-cumulative perpetual preferred stock ("Preferred Stock") and other adjustable rate securities including securities issued by special purpose vehicle pools (the assets of which will consist of such Preferred Stock or other adjustable rate securities). Under normal market circumstances, the Fund expects that a substantial portion of its investments will be invested in Preferred Stock and other adjustable rate securities issued by Banking Companies and, to a lesser extent, by Other Financial Institutions. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by small- to mid-sized banks with assets generally ranging from $200 million to $10 billion. In addition, the Fund also will target an initial allocation of approximately 35% to 40% of its Managed Assets for investment in Preferred Stock and other preferred securities each issued by larger regional, money center or global banks or other financial institutions. No secondary trading market for adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banks currently exists, and those securities likely will be considered illiquid.

     Tax-Advantaged Dividends. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Fund believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. This treatment consists of either eligibility for the "dividends received deduction," which is available to corporate shareholders that are taxed as corporations and which is generally 70% of the amount of dividends received by them, or characterization as "qualified dividend income" to individuals and subject to federal taxation at the rates applicable to long-term capital gains, which for individuals reach a maximum of 15% (such dividends are referred to in this Statement of Additional Information as "tax-advantaged dividends"). Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. See "The Fund's Investments-Investment Objectives and Policies" and "Federal Income Tax Matters" in the Prospectus for a description of holding period requirements.

     The Fund's policies of investing at least 80% of its Managed Assets in (i) adjustable rate Preferred Stock and other securities and (ii) securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends are not considered fundamental and can be changed without a vote of the holders of the Funds' common shares ("Common Shares") and holders of the FundPreferred Shares. However, these policies may only be changed by the Fund's Board of Trustees following the provision of 60 days prior written notice to Common Shareholders and FundPreferred Shareholders. For purposes of the 80% test in (i) above, adjustable rate Preferred Stock and other securities include fixed rate securities for which the Fund has entered into one or more interest rate swap transactions to effectively convert those securities into adjustable rate instruments. See "Hedging and Derivatives Transactions" in the Prospectus.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred Shares -- Voting Rights" in the Prospectus for additional information with respect to the voting rights of holders of FundPreferred shares.



                             INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

     (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

     (2) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

     (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

     (4) Purchase or sell real estate, except that this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

     (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities except that this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

     (6) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

     (7) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

     For purposes of the foregoing "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     For the purpose of applying the limitation set forth in subparagraph (7) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

     Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

     (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

     (3) Purchase securities of companies for the purpose of exercising control.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.



                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

     The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in Preferred Stock and other adjustable rate securities, including securities issued by special purpose vehicle pools (the assets of which will consist of such Preferred Stock or other adjustable rate securities). Under normal market circumstances, the Fund expects that a substantial majority of its investments will be invested in Preferred Stock and other adjustable rate securities issued by Banking Companies and, to a lesser extent, by Other Financial Institutions. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies (defined as Banking Companies with assets ranging from $200 million to $10 billion); however, no more than 70% of the Fund's Managed Assets may be invested in such Preferred Stock. The Fund also will target an initial allocation of approximately 35% to 40% of its Managed Assets for investment in Preferred Stock and other preferred securities each issued primarily by Major Banking Companies (defined as larger regional, money center or global banks) and, to a lesser extent, by Other Financial Institutions (defined as diversified financial service companies, consumer finance companies, capital markets companies, insurance companies, real estate companies including REITs and their respective holding companies).

     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends.

     Tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain rates that currently reach a maximum of 15%. Tax-advantaged dividends received by corporate shareholders who meet holding period and other requirements are eligible for the "dividends received deduction." Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its shareholders. For the Fund to receive tax-advantaged dividends, the Fund must meet certain holding period and other requirements with respect to securities paying an otherwise tax-advantaged dividend. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must generally hold his or her shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Code applicable to "qualified dividend income" are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. See "Federal Income Tax Matters."

     In addition to investing in securities that are eligible to pay tax-advantaged dividends, the Fund also may invest up to 20% of its Managed Assets in securities that pay fully taxable ordinary income (i.e., income other than tax-advantaged dividends). However, the Fund will seek to manage its investments and expenses so that all or substantially all of its income distributions will qualify as tax-advantaged dividends. For any year, so long as the Fund's fully taxable ordinary income and net-realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions could be characterized as tax-advantaged dividends. There can be no assurance, however, that the dividends paid on the Common Shares or FundPreferred shares will consist solely of tax-advantaged dividends.

     Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade, (ii) are unrated but judged by Spectrum to be of comparable quality, or (iii) in the case of certain Preferred Stock, are unrated and determined by Spectrum to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade.

         Under normal circumstances:

         - The Fund will invest at least 25% of its Managed Assets in securities of Banking Companies and initially, the Fund expects a substantial portion of its Managed Assets will be invested in securities of Banking Companies and Other Financial Institutions.

         - The Fund expects to maintain an average effective duration of one year or less.

         - The Fund will not invest in common stocks or inverse floating rate securities.

         - The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. However, the Fund will not invest in Preferred Stock of Middle Market Banking Companies that are not U.S. issuers.



                             OVERALL FUND MANAGEMENT

     NAM is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation, including the use of leverage.

     NAM will oversee Spectrum in its management of the Fund's portfolio. This oversight will include ongoing evaluation of Spectrum's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

     NAM will also oversee the Fund's use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See "Use of Leverage" in the Fund's Prospectus. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.



                   SPECTRUM INVESTMENT PHILOSOPHY AND PROCESS

     Spectrum's investment philosophy with respect to Preferred Stock and other preferred securities is centered on several underlying themes:

               High levels of current income are the primary return contributor to the total return potential of Preferred Stock and other preferred securities.

               Investing in the subordinated preferred securities of stronger, high quality issuers is potentially more advantageous than owning the senior debt of weaker, potentially deteriorating issuers.

               Preferred Stock and other preferred securities of investment grade quality with investment grade financial strength or default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade, supported further by acceptable cumulative historical default experience for their industry, can over time, present attractive risk/return opportunities.

     - Diversifying across a large number of different issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company.

     - Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.

     Spectrum's investment process begins with macroeconomic and fundamental credit analysis to identify sectors, industries and companies that are potential investments. In its fundamental analysis, Spectrum employs a value-oriented style that considers the relative attractiveness of the security to other preferred securities and to the same issuer's senior debt. In addition, Spectrum evaluates the structural features of each security as well as its liquidity. In its investment decisions, Spectrum also considers the contribution of sectors and individual securities to the overall goal of achieving a well-diversified portfolio.



                              PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the investments described below.

     PREFERRED STOCK AND PREFERRED SECURITIES. Initially, the Fund expects to acquire Preferred Stock and other preferred securities from between 50 and 75 issuers, substantially all of which are expected to be Banking Companies. Preferred Stock and preferred securities in which the Fund invests generally will have adjustable rate dividend features, and typically will have a "preference" over common stock in the payment of dividends and the liquidation of the issuer's assets but will be junior to various forms of debt (bonds, notes, commercial paper and borrowings) in the issuer's capital structure. Holders of Preferred Stock and preferred securities usually have no right to vote for corporate directors or on other matters. In addition, the Preferred Stock and preferred securities in which the Fund will invest typically will pay tax-advantaged dividends.

     Adjustable Rate Securities. The adjustable rate securities in which the Fund will invest will be eligible to pay dividends (to the extent declared) at rates that will readjust periodically (generally expected to be quarterly). These securities will typically pay a dividend at a per annum rate equal to the rate paid on three-month U.S. dollar deposits in Europe, which is commonly referred to as LIBOR, plus a specified "spread", which is expected to differ depending on the issuer and the market for the issuer's adjustable rate securities at the time of their issuance. However, the Fund also may treat as an adjustable rate security a fixed rate security with respect to which the Fund has entered into one or more interest rate swap transactions that effectively convert the fixed rate to an adjustable rate.

     Preferred Stock Issued by Middle Market Banking Companies. Initially, the Fund will target an allocation of approximately 60% to 65% of its Managed Assets for investment in Preferred Stock issued by Middle Market Banking Companies. The Fund expects that it will invest in the Preferred Stock of Middle Market Banking Companies in amounts ranging between $5 million and $20 million for each issuer in private transactions under the Securities Act. It is anticipated that the Preferred Stock issued by Middle Market Banking Companies in which the Fund will invest may be redeemed by the issuer thereof approximately five years after its original issuance in whole or in part at predetermined redemption prices in excess of par value that decline over time. The Preferred Stock will not be redeemable at the direction or option of the Fund. The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act and cannot be publicly sold or otherwise transferred without such registration. However, the Fund expects that the Preferred Stock of Middle Market Banking Companies purchased by the Fund typically will qualify to be sold under Rule 144A under the Securities Act, which permits the resale of certain unregistered securities to qualified institutional buyers.

     The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, Spectrum is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's or one of its affiliates and Fitch. The Fund expects to obtain a quantitative default probability score from Moody's or one of its affiliates and a financial strength score from Fitch for each Middle Market Banking Company in which it will invest based upon proprietary quantitative financial models developed by Moody's or one of its affiliates to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. Spectrum also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. Spectrum will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from each of Moody's (or one of its affiliates) and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.

     It is expected that initially the Fund will purchase a substantial percentage of the portion of its portfolio invested in Preferred Stock issued by the Middle Market Banking Companies through Sandler O'Neill & Partners, L.P. ("Sandler"), a registered broker-dealer with expertise in mergers, acquisitions and capital markets transactions by Banking Companies. In those purchases by the Fund through Sandler, it is expected that Sandler will act as either (i) the initial purchaser of the Preferred Stock issued by the Middle Market Banking Companies and that Sandler will resell the Preferred Stock to the Fund or (ii) a placement agent for Middle Market Banking Companies in their issuance and sale of Preferred Stock to the Fund. N-ChiPPS/sm/ is the marketing name with respect to Preferred Stock issued by the Middle Market Banking Companies and sold through Sandler.

     Nuveen and Spectrum have entered into a letter agreement (the "Letter Agreement") with Sandler pursuant to which Sandler has agreed that during the term of the Letter Agreement, it will, subject to certain exceptions, generally offer first to Nuveen and Spectrum on behalf of the Fund the Preferred Stock of Middle Market Banking Companies issued through Sandler. In turn, Nuveen and Spectrum, on behalf of the Fund, have agreed to recommend and purchase all Preferred Stock offered by Sandler, subject to certain conditions relating to the price and terms of such Preferred Stock, the creditworthiness of the applicable Middle Market Banking Company and whether such Preferred Stock is an appropriate addition to the Fund's portfolio. The Letter Agreement also contains customary confidentiality and exclusivity provisions and terminates on December 31, 2005.

     Preferred Stock and Preferred Securities Issued by Major Banking Companies and Other Financial Institutions. Initially, the Fund will target an allocation of approximately 35% to 40% of the Fund's Managed Assets for investment in Preferred Stock and other preferred securities primarily issued by Major Banking Companies and to a lesser extent by Other Financial Institutions. Substantially all of the Preferred Stock and preferred securities issued by Major Banking Companies and all of the Preferred Stock and preferred securities issued by Other Financial Institutions will be rated by one or more NRSROs and will have an investment grade quality rating. The average call protection of the Fund's Managed Assets allocated to Preferred Stock and preferred securities of Major Banking Companies and Other Financial Institutions is expected to be approximately three to four years.

     Other Preferred Securities. The preferred securities in which the Fund may invest include cumulative or non-cumulative preferred securities, perpetual or term preferred securities, trust preferred securities, REIT preferred securities and securities issued by special purpose vehicle pools (the assets of which will consist of Preferred Stock or such other preferred securities), subject to the limitation that at least 80% of the Fund's Managed Assets will be invested in adjustable rate securities and at least 80% of the Fund's Managed Assets will be invested in securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends.

     Preferred securities issued by special purpose vehicle pools (the assets of which will consist of Preferred Stock or other preferred securities) are expected to be similar in nature to their underlying securities, and in most circumstances, the special purpose vehicle pool will be required to be treated as transparent for federal income tax purposes such that the holder is treated as owning beneficial interest in the underlying securities. The trust preferred securities in which the Fund may invest may be treated as debt for federal income tax purposes. Income paid with respect to such trust preferred securities would not qualify for the "dividends received deduction" for shareholders that are taxed as corporations or treatment as "qualified dividend income" and thus would be taxable at ordinary income tax rates. Trust preferred securities as currently structured typically are issued by a special purpose trust subsidiary backed by subordinated debt of a parent. These securities typically bear a market rate coupon comparable to interest rates available on subordinated debt securities of a similarly rated company. REIT preferred securities are issued by real estate investment trusts and, like the trust preferred securities, do not qualify for the "dividends received deduction" for shareholders that are taxed as corporations or treatment as "qualified dividend income." New trust preferred securities structures may be developed (including special purpose vehicles that own Preferred Stock) in which payments on such trust preferred securities could be tax-advantaged.

     SECURITIES ISSUED BY OTHER ISSUERS. The Fund may invest up to 25% of its Managed Assets in securities that are issued by companies that are not Banking Companies or that are not Other Financial Institutions, so long as those securities are rated, at the time of investment, investment grade by one or more NRSROs.

INVESTMENT GRADE RATING OR COMPARABLE ISSUER CHARACTERISTICS

     Under normal market circumstances, the Fund will invest at least 90% of its Managed Assets in securities that, at the time of investment, (i) are rated investment grade, (ii) are unrated but judged by Spectrum to be of comparable quality, or (iii) in the case of certain Preferred Stock, are unrated and determined by Spectrum to have been issued by an issuer having default probability and financial strength characteristics comparable to such characteristics of issuers of securities that are rated investment grade. All securities in which the Fund may invest that are issued by companies that are not Banking Companies (which includes securities that are issued by Other Financial Institutions) must be rated, at the time of investment, investment grade by one or more NRSROs. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch). In determining whether a Middle Market Banking Company's default probability and financial strength characteristics are comparable to those of issuers of securities rated investment grade quality, Spectrum will evaluate and consider (i) the default probability score obtained from Moody's (or one of its affiliates), (ii) the financial strength score obtained from Fitch, (iii) the general historical default experience of unsecured debt securities rated investment grade quality and of unsecured debt securities that are not rated by an NRSRO but that have a default probability and/or financial strength score from Moody's (or one of its affiliates) and/or Fitch and (iv) Spectrum's own quantitative and qualitative analysis of such Middle Market Banking Company.

     The Fund expects that at least 90% of its Managed Assets invested in Preferred Stock of Middle Market Banking Companies will be invested in companies whose default probability and financial strength characteristics are determined by the Fund's subadviser to be comparable to issuers of securities rated investment grade quality. However, it is likely that, if Moody's or Fitch were to rate such Preferred Stock of these companies, they would rate many such securities as below investment grade for reasons other than the issuer's default probability and/or financial strength characteristics (for example, because of the size of the issuer and/or the subordination of the Preferred Stock to more senior securities of the issuer).

     The Fund expects that most of its investments in Preferred Stock issued by Middle Market Banking Companies will be unrated. In making a determination whether each such Preferred Stock is an appropriate investment for the Fund, Spectrum is expected to rely on its own quantitative and qualitative analysis of the issuer, along with assessments of such issuer by Moody's or one of its affiliates and Fitch. The Fund expects to obtain a quantitative default probability score from Moody's or one of its affiliates and a financial strength score from Fitch for each Middle Market Banking Company in which it will invest based upon proprietary quantitative financial models developed by Moody's or one of its affiliates to evaluate and rank the default probability of the issuer and by Fitch to evaluate and determine a financial strength score of the issuer. Spectrum also will apply its own proprietary methodology in evaluating each Middle Market Banking Company's credit quality and the quality of its Preferred Stock by considering quantitative financial ratios and economic factors and qualitative factors, including, but not limited to, capital structure, management and organizational history and performance of the Middle Market Banking Company. Spectrum will monitor each Middle Market Banking Company's credit quality and the quality of its Preferred Stock on an ongoing basis, and expects to receive quarterly an updated quantitative default probability score and a financial strength score from Moody's or one of its affiliates and/or Fitch, respectively, for each Middle Market Banking Company in which the Fund is invested and use those scores in its monitoring.

     OTHER INVESTMENTS. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

     Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

     Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

     Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Spectrum seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Spectrum's research and analysis when investing in below investment grade securities. Spectrum seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix B to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The subadviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Spectrum downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Spectrum may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

     U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if Spectrum determines that the credit risk with respect to such obligations is minimal.

     The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.



                    OTHER INVESTMENT POLICIES AND TECHNIQUES

REPURCHASE AGREEMENTS

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Spectrum, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Spectrum will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Spectrum will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SECURITIES ISSUED BY NON-U.S. ISSUERS

     The Fund may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

     Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Spectrum may not be able to sell the Fund's portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets;
(vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and
(viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region.

ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

     The Fund's investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange

Commission ("Commission") to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

NO COMMON STOCK OR INVERSE FLOATING RATE SECURITIES

     The Fund will not invest in common stock or inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

HEDGING AND DERIVATIVES TRANSACTIONS

     As a non-fundamental policy that can be changed by the Board of Trustees, the Fund may use derivatives or other transactions for purposes of hedging a portion of its portfolio holdings, for portfolio management purposes (e.g. to effectively convert fixed rate securities into adjustable rate instruments) or in connection with the Fund's use of leverage through its sale of Fund Preferred Shares or Borrowings. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to issuer credit risk and the risk of increases in interest rates or for portfolio management purposes. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging or portfolio management purposes may include credit default swaps and interest rate swaps. The positions in derivatives will be marked-to-market daily at a fair value.

     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to Spectrum's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that Spectrum's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not utilized derivatives. In addition, there can be no assurance that the Fund will enter into hedging or derivatives transactions at times or under circumstances in which it would be advisable to do so. See "Risk Factors -- Hedging and Derivatives Risk" in the Fund's Prospectus.

     Swap contracts may be purchased or sold for portfolio management purposes, or to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to effectively convert fixed rate securities to adjustable rate instruments, or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

     Credit Default Swaps. The Fund may purchase credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

     Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     The Fund may use interest rate swaps for risk and portfolio management purposes only including to effectively convert fixed rate securities into adjustable rate instruments and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Spectrum is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Other Hedging and Derivatives Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist for such relatively new instruments.

ILLIQUID SECURITIES

     The Preferred Stock of Middle Market Banking Companies in which the Fund will invest typically will not be registered under the Securities Act. Although the Fund expects that such Preferred Stock of Middle Market Banking Companies may be resold by the Fund to qualified institutional buyers in private transactions pursuant to Rule 144A under the Securities Act, there is no regular secondary trading market for such Preferred Stock and the Fund typically expects to own all of the outstanding Preferred Stock of a Middle Market Banking Company. Accordingly, such Preferred Stock of Middle Market Banking Companies, which, initially, is expected to comprise 60% to 65% of the Fund's Managed Assets, in addition to certain other securities in which the Fund may invest, should generally be considered illiquid. In addition, other securities in which the Fund may invest also may be deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its designee.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Spectrum's recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, Spectrum may deviate from its investment guidelines discussed herein. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Spectrum monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Spectrum does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Spectrum will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (including the special purpose vehicle pools discussed herein) that invest primarily in securities of the types in which the Fund may invest directly. With respect to special purpose vehicle pools of Preferred Stock and preferred securities, the Fund may invest in such pools without limitation to the extent the Fund may invest in Preferred Stock or preferred securities. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Spectrum will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors" in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, and it was in the best interests of the Fund to do so, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

DURATION

     The Fund expects to maintain an average effective duration of one year or less. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with shorter duration.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Spectrum believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Spectrum anticipates a change in the price of such security, Spectrum believes the price of a security has reached or is near a realistic maximum, or there are other securities that Spectrum believes are more attractive given the Fund's investment objectives.

     The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 25% under normal circumstances. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 25% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, high portfolio turnover may result in the loss of qualifications for the "dividends received deduction" for shareholders that are taxed as corporations or "qualified dividend income" treatment to the extent that holding period requirements are not met.



                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Spectrum or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                              POSITIONS AND                                           NUMBER OF
                                              OFFICES WITH                                            PORTFOLIOS
                                              THE FUND AND                                             IN FUND
                                               YEAR FIRST       PRINCIPAL OCCUPATIONS, INCLUDING       COMPLEX
                                               ELECTED OR       OTHER DIRECTORSHIPS HELD, DURING     OVERSEEN BY
       NAME AND ADDRESS         BIRTHDATE       APPOINTED                PAST FIVE YEARS               TRUSTEE
-------------------------      -----------    --------------    ---------------------------------      ----------
TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE FUND:
-------------------------------------------------

Timothy R. Schwertfeger*        03/28/49   Chairman of the    Chairman and Director (since 1996)         154
333 West Wacker Drive                      Board and Trustee, of Nuveen Investments, Inc., Nuveen
Chicago, IL 60606                          2004               Investments, LLC, Nuveen Advisory
                                                              Corp. and Nuveen Institutional
                                                              Advisory Corp.
                                                              Chairman and Director (since 1997)
                                                              of Nuveen Asset Management
                                                              (previously named Nuveen Asset
                                                              Management, Inc.); Director (since
                                                              1996) of Institutional Capital
                                                              Corporation; Chairman and Director
                                                              (since 1999) of Rittenhouse Asset
                                                              Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since
                                                              2002).

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUND:
------------------------------------------------------

Robert P. Bremner                8/22/40   Trustee, 2004      Private Investor and Management            154
333 West Wacker Drive                                         Consultant.
Chicago, Il 60606


                                              POSITIONS AND                                           NUMBER OF
                                              OFFICES WITH                                            PORTFOLIOS
                                              THE FUND AND                                             IN FUND
                                               YEAR FIRST       PRINCIPAL OCCUPATIONS, INCLUDING       COMPLEX
                                               ELECTED OR       OTHER DIRECTORSHIPS HELD, DURING     OVERSEEN BY
       NAME AND ADDRESS         BIRTHDATE       APPOINTED                PAST FIVE YEARS               TRUSTEE
-------------------------      -----------    --------------    ---------------------------------      ----------

Lawrence H. Brown                7/29/34   Trustee, 2004      Retired (since 1989) as Senior Vice        154
333 West Wacker Drive                                         President of The Northern Trust
Chicago, Il 60606                                             Company; Director, Community
                                                              Advisory Board for Highland Park and
                                                              Highwood, United Way of the North
                                                              Shore (since 2002).

Jack B. Evans                   10/22/48   Trustee, 2004      President, The Hall-Perrine                154
333 West Wacker Drive                                         Foundation, a private philanthropic
Chicago, IL 60606                                             corporation (since 1996); Director
                                                              and Vice Chairman, United Fire
                                                              Group, a publicly-held company;
                                                              Adjunct Faculty Member, University
                                                              of Iowa; Director, Gazette
                                                              Companies, Life Trustee Coe College
                                                              and Director, Iowa College
                                                              Foundation; formerly, Director
                                                              Alliant Energy; formerly, Director,
                                                              Federal Reserve Bank of Chicago;
                                                              formerly, President and Chief
                                                              Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial
                                                              services firm.

William C. Hunter                3/6/48    Trustee, 2004      Dean and Distinguished Professor of        154
333 West Wacker Drive                                         Finance, School of Business at the
Chicago, IL 60606                                             University of Connecticut (since
                                                              2003); previously, Senior Vice
                                                              President and Director of Research
                                                              at the Federal Reserve Bank of
                                                              Chicago (1995-2003); Director (since
                                                              1997), Credit Research Center at
                                                              Georgetown University.  Director
                                                              (since 2004) of Xerox Corporation, a
                                                              publicly-held company.

David J. Kundert                10/28/42   Trustee, 2005      Retired (2004) as Chairman, JPMorgan       152
333 West Wacker Drive                                         Fleming Asset Management, President
Chicago, IL 60606                                             and CEO, Banc One Investment
                                                              Advisors Corporation, and President,
                                                              One Group Mutual Funds; prior
                                                              thereto, Executive Vice President,
                                                              Bank One Corporation and Chairman
                                                              and CEO, Banc One Investment
                                                              Management Group; Board of Regents,
                                                              Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

                                              POSITIONS AND                                           NUMBER OF
                                              OFFICES WITH                                            PORTFOLIOS
                                              THE FUND AND                                             IN FUND
                                               YEAR FIRST       PRINCIPAL OCCUPATIONS, INCLUDING       COMPLEX
                                               ELECTED OR       OTHER DIRECTORSHIPS HELD, DURING     OVERSEEN BY
       NAME AND ADDRESS         BIRTHDATE       APPOINTED                PAST FIVE YEARS               TRUSTEE
-------------------------      -----------    --------------    ---------------------------------      ----------

William J. Schneider             9/24/44   Trustee, 2004      Chairman, formerly, Senior Partner         154
333 West Wacker Drive                                         and Chief Operating Officer (retired
Chicago, IL 60606                                             2004), Miller-Valentine Partners
                                                              Ltd., a real estate investment
                                                              Company; formerly, Vice President,
                                                              Miller-Valentine Realty, a
                                                              construction company; Chair, Premier
                                                              Health Partners, the not-for-profit
                                                              company of Miami Valley Hospital;
                                                              Board Member, formerly Chair, Dayton
                                                              Development Coalition; Board Member,
                                                              Regional Leaders Forum, President,
                                                              Dayton Philharmonic Orchestra;
                                                              formerly, Member, Community Advisory
                                                              Board, National City Bank, Dayton,
                                                              Ohio and Business Advisory Council,
                                                              Cleveland Federal Reserve Bank.

Judith M. Stockdale             12/29/47   Trustee, 2004      Executive Director, Gaylord and            154
333 West Wacker Drive                                         Dorothy Donnelley Foundation (since
Chicago, IL 60606                                             1994); prior thereto, Executive
                                                              Director, Great Lakes Protection
                                                              Fund (from 1990 to 1994).

Eugene S. Sunshine               1/22/50   Trustee, 2005      Senior Vice President for Business         154
333 West Wacker Drive                                         and Finance (since 1997),
Chicago, IL 60606                                             Northwestern University; Director
                                                              (since 2003), Chicago Board of
                                                              Options Exchange; Director(since
                                                              2003), National Mentor Holdings, a
                                                              privately-held, national provider of
                                                              home and community-based services;
                                                              Chairman (since 1997), Board of
                                                              Directors, Rubicon, an insurance
                                                              company owned by Northwestern
                                                              University; Director (since 1997),
                                                              Evanston Chamber of Commerce and
                                                              Evanston Inventure, a business
                                                              development organization.

                                              POSITIONS AND                                           NUMBER OF
                                              OFFICES WITH                                            PORTFOLIOS
                                              THE FUND AND                                             IN FUND
                                               YEAR FIRST       PRINCIPAL OCCUPATIONS, INCLUDING       COMPLEX
                                               ELECTED OR       OTHER DIRECTORSHIPS HELD, DURING     OVERSEEN BY
       NAME AND ADDRESS         BIRTHDATE       APPOINTED                PAST FIVE YEARS                OFFICER
-------------------------      -----------    --------------    ---------------------------------      ----------

OFFICERS OF THE FUND:
---------------------

Gifford R. Zimmerman             9/9/56    Chief              Managing Director (since 2002),            154
333 West Wacker Drive                      Administrative     Assistant Secretary and Associate
Chicago, IL 60606                          Officer, 2004      General Counsel, formerly, Vice
                                                              President and Assistant General
                                                              Counsel of Nuveen Investments, LLC;
                                                              Managing Director (since 2002),
                                                              General Counsel and Assistant
                                                              Secretary, formerly, Vice President
                                                              of Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.**
                                                              Managing Director (since 2002),
                                                              Assistant Secretary and Associate
                                                              General Counsel, formerly, Vice
                                                              President (since 2000), of Nuveen
                                                              Asset Management; Managing Director
                                                              (since 2004) and Assistant Secretary
                                                              of Nuveen Investments, Inc. (since
                                                              1994); Assistant Secretary of NWQ
                                                              Investment Management Company, LLC.
                                                              (since 2002); Vice President and
                                                              Assistant Secretary of Nuveen
                                                              Investments Advisers Inc. (since
                                                              2002); Managing Director, Associate
                                                              General Counsel and Assistant
                                                              Secretary of Rittenhouse Asset
                                                              Management, Inc. (since 2003);
                                                              Chartered Financial Analyst.

Julia L. Antonatos               9/22/63   Vice President,    Managing Director (since 2005),            154
333 West Wacker Drive                      2004               formerly Vice President (since
Chicago, IL 60606                                             2002); formerly, Assistant Vice
                                                              President (since 2000) of Nuveen
                                                              Investments, LLC.

Michael T. Atkinson              2/3/66    Vice President and Vice President (since 2002),               154
333 West Wacker Drive                      Assistant          formerly, Assistant Vice President
Chicago, IL 60606                          Secretary, 2004    (since 2000) of Nuveen Investments,
                                                              LLC.

                                              POSITIONS AND                                           NUMBER OF
                                              OFFICES WITH                                            PORTFOLIOS
                                              THE FUND AND                                             IN FUND
                                               YEAR FIRST       PRINCIPAL OCCUPATIONS, INCLUDING       COMPLEX
                                               ELECTED OR       OTHER DIRECTORSHIPS HELD, DURING     OVERSEEN BY
       NAME AND ADDRESS         BIRTHDATE       APPOINTED                PAST FIVE YEARS                OFFICER
-------------------------      -----------    --------------    ---------------------------------      ----------


Peter H. D'Arrigo               11/28/67   Vice President and Vice President of Nuveen                   154
333 West Wacker Drive                      Treasurer, 2004    Investments, LLC (since 1999), prior
Chicago, IL 60606                                             thereto, Assistant Vice President
                                                              (from 1997); Vice President and
                                                              Treasurer (since 1999) of Nuveen
                                                              Investments, Inc.; Vice President
                                                              and Treasurer (since 1999) of Nuveen
                                                              Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.** Vice
                                                              President and Treasurer of Nuveen
                                                              Asset Management (since 2002) and of
                                                              Nuveen Investments Advisers Inc.;
                                                              Assistant Treasurer of NWQ
                                                              Investment Management Company, LLC.
                                                              (since 2002); Vice President and
                                                              Treasurer of Nuveen Rittenhouse
                                                              Asset Management, Inc. (since 2003);
                                                              Chartered Financial Analyst.

Jessica R. Droeger               9/24/64   Vice President and Vice President (since 2002) and            154
333 West Wacker Drive                      Secretary, 2004    Assistant General Counsel (since
Chicago, IL 60606                                             1998); formerly, Assistant Vice
                                                              President (since 1998), of Nuveen
                                                              Investments, LLC; Vice President
                                                              (since 2002) and Assistant Secretary
                                                              (since 1998), formerly Assistant
                                                              Vice President, of Nuveen Advisory
                                                              Corp., Nuveen Institutional Advisory
                                                              Corp.** and Nuveen Asset Management.

Lorna C. Ferguson               10/24/45   Vice President,    Managing Director, formerly, Vice          154
333 West Wacker Drive                      2004               President of Nuveen Investments,
Chicago, IL 60606                                             LLC; Managing Director (since 2004)
                                                              formerly, Vice President (since
                                                              1998) of Nuveen Advisory Corp.,
                                                              Nuveen Institutional Advisory
                                                              Corp.** and Nuveen Asset Management.


                                              POSITIONS AND                                           NUMBER OF
                                              OFFICES WITH                                            PORTFOLIOS
                                              THE FUND AND                                             IN FUND
                                               YEAR FIRST       PRINCIPAL OCCUPATIONS, INCLUDING       COMPLEX
                                               ELECTED OR       OTHER DIRECTORSHIPS HELD, DURING     OVERSEEN BY
       NAME AND ADDRESS         BIRTHDATE       APPOINTED                PAST FIVE YEARS                OFFICER
-------------------------      -----------    --------------    ---------------------------------      ----------
William M. Fitzgerald            3/2/64    Vice President,    Managing Director (since 2002) of          154
333 West Wacker Drive                      2004               Nuveen Investments, LLC; Managing
Chicago, IL 60606                                             Director (since 2001), formerly,
                                                              Vice President (since 1995) of
                                                              Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.**
                                                              Managing Director, formerly, Vice
                                                              President of Nuveen Asset
                                                              Management (since 2001); Vice
                                                              President of Nuveen Investments
                                                              Advisers Inc. (since 2002);
                                                              Chartered Financial Analyst.

Stephen D. Foy                   5/31/54   Vice President and Vice President (since 1993) and            154
333 West Wacker Drive                      Controller, 2004   Funds Controller (since 1998) of
Chicago, IL 60606                                             Nuveen Investments, LLC; formerly,
                                                              Vice President and Funds Controller
                                                              (1998-2004) of Nuveen Investments,
                                                              Inc.; Certified Public Accountant.

James D. Grassi                  4/13/56   Vice President and Vice President and Deputy Director         154
333 West Wacker Drive                      Chief Compliance   of Compliance (since August, 2004)
Chicago, IL 60606                          Officer, 2004      of Nuveen Investments, LLC, Nuveen
                                                              Investments Advisers Inc., Nuveen
                                                              Asset Management (previously named
                                                              Nuveen Asset Management, Inc.),
                                                              Nuveen Advisory Corp., Nuveen
                                                              Institutional Advisory Corp.** and
                                                              Rittenhouse Asset Management, Inc.;
                                                              formerly, Senior Attorney (1994 -
                                                              July 2004), The Northern Trust
                                                              Company.

David J. Lamb                    3/22/63   Vice President,    Vice President (since 2000) of             154
333 West Wacker Drive                      2004               Nuveen Investments, LLC, and of
Chicago, IL 60606                                             Nuveen Asset Management; Certified
                                                              Public Accountant.

Tina M. Lazar                    8/27/61   Vice President,    Vice President (since 1999) of             154
333 West Wacker Drive                      2004               Nuveen Investments, LLC, Vice
Chicago, IL 60606                                             President, Nuveen Asset Management.

                                              POSITIONS AND                                           NUMBER OF
                                              OFFICES WITH                                            PORTFOLIOS
                                              THE FUND AND                                             IN FUND
                                               YEAR FIRST       PRINCIPAL OCCUPATIONS, INCLUDING       COMPLEX
                                               ELECTED OR       OTHER DIRECTORSHIPS HELD, DURING     OVERSEEN BY
       NAME AND ADDRESS         BIRTHDATE       APPOINTED                PAST FIVE YEARS               OFFICER
-------------------------      -----------    --------------    ---------------------------------      ----------
Larry W. Martin                  7/27/51   Vice President and Vice President, Assistant Secretary        154
333 West Wacker Drive                      Assistant          and Assistant General Counsel of
Chicago, IL 60606                          Secretary, 2004    Nuveen Investments, LLC; Vice
                                                              President and Assistant Secretary of
                                                              Nuveen Advisory Corp., Nuveen
                                                              Institutional Advisory Corp.** and
                                                              Nuveen Asset Management (previously
                                                              named Nuveen Asset Management, Inc.).
                                                              Assistant Secretary of Nuveen
                                                              Investments, Inc.; Vice President
                                                              (since 2000), Assistant Secretary
                                                              and Assistant General Counsel (since
                                                              1998) of Rittenhouse Asset
                                                              Management, Inc.; Vice President and
                                                              Assistant Secretary of Nuveen
                                                              Investments Advisers Inc. (since
                                                              2002); Assistant Secretary of NWQ
                                                              Investment Management Company, LLC.
                                                              (since 2002).


------------------
*    Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.
**   Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

     The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee will meet once prior to the commencement of the Fund's operations.

     Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. Commencing in 2005, the audit committee is responsible for the oversight of the Pricing Procedures of the Fund and the internal Valuation Group. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine.

     The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities -- including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund for Board Relations, Nuveen Investments, LLC, 333 West
Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine.

     The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.

     The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee was responsible during 2004 for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter, David J. Kundert and Judith M. Stockdale.

     The trustees are trustees of 42 Nuveen open-end funds and 112 closed-end funds except, David J. Kundert is trustee of 42 Nuveen open-end funds and 110 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, Spectrum or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen or Spectrum.

     At the next annual meeting of shareholders, holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of FundPreferred Shares -- Voting Rights" in the Fund's Prospectus. The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:

                                                                    AGGREGATE DOLLAR RANGE
                                                                     OF EQUITY SECURITIES
                                                                       IN ALL REGISTERED
                                                                     INVESTMENT COMPANIES
                                                                    OVERSEEN BY TRUSTEE IN
                                       DOLLAR RANGE OF EQUITY        FAMILY OF INVESTMENT
          NAME OF TRUSTEE              SECURITIES IN THE FUND              COMPANIES
--------------------------------      ------------------------    --------------------------
Timothy R. Schwertfeger.........                   $0                    Over $100,000
Robert P. Bremner...............                   $0                    Over $100,000
Lawrence H. Brown...............                   $0                    Over $100,000
Jack B. Evans...................                   $0                    Over $100,000
William C. Hunter...............                   $0                   $50,000-$100,000
William S. Schneider............                   $0                    Over $100,000
David J. Kundert................                   $0                         $0
William S. Schneider............                   $0                    Over $100,000
Judith M. Stockdale.............                   $0                    Over $100,000
Eugene S. Sunshine..............                   $0                   $50,001-100,000


     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen, Spectrum, A.G. Edwards & Sons, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen, Spectrum or A.G. Edwards & Sons, Inc.

     The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                           ESTIMATED
                                           AGGREGATE           TOTAL COMPENSATION         AMOUNT OF TOTAL
                                       COMPENSATION FROM       FROM FUND AND FUND        COMPENSATION THAT
         NAME OF TRUSTEE                     FUND*                  COMPLEX**            HAS BEEN DEFERRED
-------------------------------        -----------------       ------------------       -------------------
Timothy R. Schwertfeger........            $       0            $           0            $          0
Robert P. Bremner..............                  608                  114,167                  14,611
Lawrence H. Brown..............                  621                  112,250                      --
Jack B. Evans..................                  625                  116,125                  24,485
William C. Hunter***...........                  519                   65,875                  56,592
David J. Kundert****...........                  519                      n/a                     n/a
William J. Schneider...........                  604                  111,667                  95,806
Judith M. Stockdale............                  519                  100,700                  24,863
Eugene S. Sunshine****.........                  608                      n/a                     n/a


------------------
*     Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending
      July 31, 2006, representing the Fund's first full fiscal year, for services to the Fund.
**    Based on the compensation paid to the trustees for the one year period ending 12/31/04 for services to the
      Nuveen open-end and closed-end funds.
***   William C. Hunter was appointed to the Board of Trustees of the Nuveen Funds in 2004.
****  David J. Kundert and Eugene S. Sunshine were appointed to the Board of Trustees of the Nuveen Funds in 2005.

     The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

     Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAM are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc.



                               INVESTMENT ADVISERS

     NAM is responsible for determining the Fund's overall investment strategy and its implementation, including the use of leverage. NAM also is responsible for the ongoing monitoring of Spectrum, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, see "Management of the Fund" in the Fund's Prospectus.

     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (112) and fund assets under management (approximately $51 billion) as of March 31, 2005. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $119 billion in assets under management as of March 31, 2005. Nuveen Investments, Inc. is a publicly-traded company. Until recently, Nuveen Investments was a majority owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities -- which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios -- under four distinct brands: Nuveen, NWQ, Rittenhouse and Spectrum. Nuveen Investments, Inc. is listed on the New York Stock Exchange and trades under the symbol "JNC".

     Nuveen Investments, Inc. disclosed the following information in its annual report on Form 10-K for the fiscal year ended December 31, 2004, which was filed with the Securities and Exchange Commission on March 3, 2005: Over the past 18 months, Nuveen Investments, Inc. has received several requests for information from the staff of the SEC, which it believes were sent broadly to a wide group of investment management firms, as part of sweep examinations of industry practices, including mutual fund trading practices. The topics covered by these requests included market timing and late trading, valuation of international securities, mutual fund revenue sharing, fund directed brokerage and soft dollar usage, selective disclosure of fund portfolio holdings, the pricing and liquidity of holdings in high yield municipal bond funds and performance advertising by registered investment advisers. Nuveen Investments, Inc. has responded to these requests, including various follow-up requests. While the SEC and other governmental authorities have brought enforcement and other proceedings against various industry participants as a result of such sweep exams, the SEC has not brought any enforcement or other proceedings against Nuveen Investments, Inc. as a result of such exams, and Nuveen Investments, Inc. has no reason to believe that such proceedings will be brought against it in the future. Also, over the past 18 months Nuveen Investments, Inc. has received informational subpoenas from various governmental authorities, relating to investigations by such authorities of mutual fund-related activities of parties with whom Nuveen Investments, Inc. had or has a business relationship. Nuveen Investments, Inc. also believes that similar informational subpoenas were sent to a wide group of investment management firms. These governmental authorities include the Securities Division of the Commonwealth of Massachusetts, the U.S. Attorney for the Southern District of New York, and the U.S. Attorney for the Eastern District of Missouri. Due to the existing regulatory climate, Nuveen Investments, Inc. may also receive additional information requests and/or subpoenas from one or more regulatory agencies or governmental authorities. In the course of responding to the various requests referenced above, Nuveen Investments, Inc. identified certain deficiencies in its historical e-mail archives. During 2004, Nuveen Investments, Inc. implemented a new firm-wide e-mail archiving and retrieval system, as part of a broader review of its overall record retention practices.

     As part of St. Paul Traveler's previously announced three-part program to sell its entire investment in Nuveen Investments, Inc., St. Paul Travelers sold
39.3 million shares of Nuveen Investments, Inc. through a secondary public offering on April 12, 2005. Nuveen Investments Inc. is also repurchasing $600 million (at the price of the secondary offering, net of underwriters' discount) of its shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares of Nuveen Investments. The repurchase of these shares is being completed through two steps -- a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. Upon the closing of the secondary offering as well as the closings of related transactions by St. Paul Travelers and Nuveen Investment's $600 million in share repurchases, Nuveen Investments will emerge as a fully independent public company. The completion of the three-part program could be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM and the investment sub-advisory agreement between NAM and Spectrum, which would result in the automatic termination of each agreement. Prior to the completion of the three-part program, it is anticipated that the Board of Trustees of the Fund will consider a new ongoing investment management agreement and investment sub-advisory agreement. If approved by the Board, the new ongoing agreements would be presented to the Fund's shareholders for approval, and would take effect upon such approval. It is presently anticipated that this process will be completed by the end of July 2005. However, there can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell its remaining shares in Nuveen Investments, Inc. or that necessary shareholder approvals will be obtained.

     Spectrum, 2 High Ridge Park, Stamford, Connecticut 06905, a registered investment adviser, is the Fund's subadviser responsible for portfolio management. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum, a registered investment adviser, commenced operations in 1987 and had approximately $12.7 billion in assets under management as of March 31, 2005 (which includes $5.2 billion in securities issued by Banking Companies).

     A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV is responsible for investing the Fund's Managed Assets. Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum and was a founder of Spectrum in 1987. Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Mr. Sussman has been with Spectrum since 1995. Mr. Jacoby is a Senior Vice President of Spectrum and has been with Spectrum since 1995. As a subsidiary of Principal Global Investments, LLC ("Principal"), Spectrum also can take advantage of Principal's extensive staff of internal credit analysts.

     The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts and unregistered funds. The advisory fees received by Spectrum in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

                                            NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY
                                                  ACCOUNT TYPE AS OF MARCH 31, 2005
                            --------------------------------------------------------------------------
                                   REGISTERED
                              INVESTMENT COMPANIES
                                 (OTHER THAN THE            OTHER POOLED
    PORTFOLIO MANAGER                FUNDS)              INVESTMENT VEHICLES          OTHER ACCOUNTS
 ---------------------       -----------------------    ---------------------    ---------------------
Mark A. Lieb                Number:  3                 Number:  2               Number:  57
                            Assets: $272,618,292       Assets: $60,341,853      Assets: $4,931,215,393

Bernard M. Sussman          Number:  3                 Number:  2               Number:  57
                            Assets: $272,618,292       Assets: $60,341,853      Assets: $4,931,215,393

L. Phillip Jacoby, IV       Number:  3                 Number:  2               Number:  57
                            Assets: $272,618,292       Assets: $60,341,853      Assets: $4,931,215,393


     As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Spectrum may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Spectrum believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Spectrum has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

     As of March 31, 2005, the portfolio managers receive all of their compensation from Spectrum and its parent company, Principal Global Investors. Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV each received compensation in the form of salary as well as a discretionary bonus that was paid on a quarterly basis. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

         (a)   Changes in overall firm assets under management;

         (b)   Portfolio performance relative to benchmarks;

         (c)   Contribution to client servicing;

         (d)   Compliance with firm and/or regulatory policies and procedures;

         (e)   Work ethic;

         (f)   Seniority and length of service; and

         (g)   Contribution to overall functioning of organization.

     Performance is measured against one, or a combination of two or more, of the following benchmarks: Merrill Lynch Hybrid Preferred Index; the Lehman Aggregate; or Lehman Capital Securities Index. Performance is monitored over the period of a year.

     At March 31, 2005, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act (the "1934 Act") any shares of the Fund. However, each of the portfolio managers intend to purchase shares of the Fund in 2005.

     Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis (in the maximum amount of 0.90% of the Fund's average total daily Managed Assets), based on the sum of a fund-level fee and a complex-level fee, as described below.

     Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

                                                         FUND-LEVEL
      FUND-LEVEL AVERAGE DAILY MANAGED ASSETS             FEE RATE
 -----------------------------------------------        -------------
Up to $500 million..............................            .7000%
$500 million to $1 billion......................            .6750%
$1 billion to $1.5 billion......................            .6500%
$1.5 billion to $2 billion......................            .6250%
$2 billion and over.............................            .6000%



     Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

                                         TOTAL                                        EFFECTIVE
  COMPLEX-LEVEL DAILY MANAGED        COMPLEX-LEVEL          COMPLEX-LEVEL         COMPLEX-LEVEL FEE
             ASSETS                     ASSETS              MARGINAL RATE               RATE
 ------------------------------      -------------          -------------        -------------------
First $55 billion..............       $55 billion              0.2000%                  0.2000%
Next $1 billion................       $56 billion              0.1800%                  0.1996%
Next $1 billion................       $57 billion              0.1600%                  0.1989%
Next $3 billion................       $60 billion              0.1425%                  0.1961%
Next $3 billion................       $63 billion              0.1325%                  0.1931%
Next $3 billion................       $66 billion              0.1250%                  0.1900%
Next $5 billion................       $71 billion              0.1200%                  0.1851%
Next $5 billion................       $76 billion              0.1175%                  0.1806%
Next $15 billion...............       $91 billion              0.1150%                  0.1698%


     With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to the determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level managed assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $64.5 billion as of January 31, 2005.

     Pursuant to an investment sub-advisory agreement between NAM and Spectrum, Spectrum will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), payable on a monthly basis:

                                                       PERCENTAGE OF
                                                            NET
           AVERAGE DAILY MANAGED ASSETS                MANAGEMENT FEE
 -----------------------------------------------      -----------------
Up to $125 million..............................              50.0%
$125 million to $150 million....................              47.5%
$150 million to $175 million....................              45.0%
$175 million to $200 million....................              42.5%
$200 million and over...........................              40.0%



     In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing the FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     For the first eight full years of the Fund's operation, NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                       PERCENTAGE                                PERCENTAGE
                    REIMBURSED (AS A                          REIMBURSED (AS A
                      PERCENTAGE OF                             PERCENTAGE OF
   YEAR ENDING       MANAGED ASSETS)         YEAR ENDING       MANAGED ASSETS)
 --------------     ----------------       -------------      -----------------
2005(1)........           0.30%            2010.........             0.30%
2006...........           0.30%            2011.........             0.22%
2007...........           0.30%            2012.........             0.14%
2008...........           0.30%            2013.........             0.07%
2009...........           0.30%


------------------
(1)   From the commencement of operations.

     NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

REGULATORY AND OTHER MATTERS

     Over the past few years, the SEC, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the SEC, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, its FundPreferred shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.

     A putative class action lawsuit filed on January 10, 2005 (James Jacobs et al. v. Nuveen Investments, Inc. et al., No. 05 C 0143 (N.D. Ill.)) by an individual purporting to be a shareholder of an open-end fund sponsored by Nuveen is currently pending in federal district court in Chicago. Purporting to sue on behalf of investors in all Nuveen-sponsored open-end mutual funds with equity holdings, the plaintiff has alleged that the defendants, including fund trustees, investment advisers and affiliates breached common law fiduciary duties, duties of care and Sections 36(a), 36(b) and 47(b) of the 1940 Act by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The complaint contains no specific allegations that the Nuveen-sponsored open-end mutual funds failed to participate in particular settlements but lists 136 settlements during the period from 1/10/2000 through 1/10/2005 and alleges "upon information and belief" that those funds failed to submit claims in some of those proceedings. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages, punitive damages, attorney's fees and other unspecified relief. On February 4, 2005, the defendants filed a Motion for an Extension of Time to Answer or Otherwise Respond to Plaintiff's Complaint which motion was granted. On March 14, 2005, the defendants filed a Motion to Dismiss the complaint on various grounds. As of the date of the Prospectus, NAM believes a decision, if any, against the defendants would have no material adverse effect on the Fund, its Common Shares, its FundPreferred shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund. According to press reports, a number of similar suits have been filed against other mutual fund management companies.

     Spectrum has been informed that the National Association of Securities Dealers ("NASD") has made a preliminary determination to bring a disciplinary action against the firm due to alleged deficiencies in Spectrum's anti-money laundering ("AML") policies and procedures. The NASD did not allege any money laundering took place at Spectrum. Since having been notified of these AML issues by the NASD, Spectrum has substantively revised its AML procedures, and Spectrum intends to resolve the disciplinary matter with the NASD. Spectrum does not believe that any disciplinary action by the NASD will affect Spectrum's ability to perform its duties under the investment sub-advisory agreement with NAM or have a material adverse effect on the Fund, its Common Shares or its FundPreferred shares.

     Unless earlier terminated as described below, the Fund's investment management agreement with NAM and the Fund's investment sub-advisory agreement (the "management agreements") will remain in effect until August 1, 2006. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NAM or Spectrum upon 60-days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NAM and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

     In evaluating the investment management agreements between the Fund, NAM and Spectrum (the "Advisers") the trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-adviser's services; (b) the investment performance of the adviser and sub-adviser; (c) the adviser's and sub-adviser's cost in providing their services; (d) the extent to which the adviser and sub-adviser realize economies of scale as the Fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

     Nature and Quality of Services. In evaluating the nature and quality of the Advisers' services, the trustees reviewed narrative and statistical information concerning the types of services that both NAM and Spectrum currently provide to other Nuveen Funds, Spectrum's and NAM's (and NAM's predecessors') performance record with other funds and managed separate accounts they advise, and the performance of comparable, unaffiliated funds. In particular, the trustees took into account the following, among other things: a description of the investment advisory and other services expected to be provided to the Fund by NAM and Spectrum or their affiliates; Spectrum's expertise and background with the Fund's investment strategy; the complexity of the Advisers' dividend setting activity; and information describing the Nuveen organization, including investment management personnel and available resources, and each department's responsibilities. The trustees noted that their prior experience with NAM and Spectrum (including an on-site visit to Spectrum in October, 2004), due to their service to other Nuveen Funds, had given the trustees a good understanding of the operations and capabilities of NAM and Spectrum.

     Fees, Expenses and Profitability. In evaluating the management fees and expenses that the Fund is expected to bear, the trustees considered the Fund's management fee, the sub-advisory fee arrangements and the Fund's expected expense ratios and compared such fees and expenses to those of comparable Funds. The trustees also considered the ratio of NAM's fees to their costs and the amount of its profit in relation to the nature and quality of services rendered to determine whether its compensation is fair and reasonable. The trustees also looked at NAM's expense allocation methodology. In evaluating the reasonableness of NAM's and Spectrum's compensation, the trustees considered the following information, among other things: (a) statements of NAM's revenues, costs, and profits from furnishing services to other Nuveen Funds; (b) the nature and amount of any indirect benefits NAM and Spectrum and their affiliates are expected to receive that are directly attributable to their management of the Fund, if any; (c) the nature of any benefits (such as research) the Advisers may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers and the profit margins of those advisers; and (e) data with respect to the expected expense ratios of the Fund and comparable investment companies.

     In addition, the trustees reviewed the fee levels of separately managed accounts advised by Spectrum. The trustees also considered NAM's and Spectrum's commitment to waive fees as set forth in the prospectus.

     Economies of Scale. The trustees reviewed economies of scale, including the breakpoints in the Fund's advisory fees. In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Nuveen Funds' assets grow. Accordingly, to help ensure that all Nuveen Fund shareholders share in these benefits, the trustees approved a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of NAM as asset levels grow, and the Nuveen Funds covered by the arrangement. The trustees also considered the impact, if any, that the complex-wide fee arrangement may have on the level of services provided.

     The trustees did not identify any single factor discussed above as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that NAM and Spectrum's fees are reasonable in light of the services provided to the Fund and that the NAM investment advisory agreement and the Spectrum sub-advisory agreement should be approved.

     The Fund, NAM, Nuveen, Spectrum, and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, Nuveen and Spectrum can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference

Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

     The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Spectrum in accordance with Spectrum's proxy voting procedures (the "Voting Policy").

     The Fund has granted to Spectrum the authority to vote proxies on its behalf. Spectrum's Voting Policy provides as follows:

     - Spectrum's policy concerning voting proxies in respect of a client's securities is (1) to vote in the client's long-term best economic interest, (2) to act solely in the interest of the client in providing for ultimate long-term shareholder value, and (3) to act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

     -    Spectrum classifies proxy voting issues into three broad categories:
          Routine Administrative Items, Special Interest Issues and Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

     - When Spectrum is to vote a proxy while having a conflict between its interest or the interest of an affiliated person of Spectrum and a client, Spectrum will obtain the review of its Chief Compliance Officer before casting such vote in a manner that is contrary to both
          (1) the pre-determined policy and (2) the recommendation of Institutional Shareholder Services, Inc.

     The Voting Policy addresses how Spectrum will vote proxies in the categories listed above as follows:

     - Routine Administrative Items. Spectrum is willing to defer to management on matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

     - Special Interest Issues: In general, Spectrum will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

     - Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors, supermajority provisions, business combinations and restructurings and executive and director compensation.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, Spectrum, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Spectrum except in compliance with the 1940 Act.

     It is expected that initially the Fund will purchase a substantial percentage of the portion of its portfolio invested in Preferred Stock issued by Middle Market Banking Companies through Sandler, a registered broker-dealer with expertise in mergers, acquisitions and capital markets transactions by Banking Companies. In those purchases by the Fund through Sandler, it is expected that Sandler will be either (i) the initial purchaser of the Preferred Stock issued by Middle Market Banking Companies and that Sandler will resell the Preferred Stock to the Fund or (ii) a placement agent for Middle Market Banking Companies in their issuance and sale of Preferred Stock to the Fund.

     Spectrum seeks to obtain best execution of client transactions. Spectrum considers best execution to mean execution of transactions for clients in such a manner that the clients' total brokerage cost is the most favorable under the circumstances, taking into consideration not only the available prices and rates of brokerage commissions, but also other relevant factors. Those factors include, but are not limited to, competitiveness of price taking into account mark-ups and mark-downs, or spreads; quality of execution (accurate and timely execution, clearance and cooperation in resolving errors and disputes); the nature of the security or instrument being traded and the availability of market makers; confidentiality of trading activity, particularly in less liquid sections; ability to settle trades and willingness and ability to execute large or difficult transactions; and reputation, financial strength and stability as evaluated by Spectrum.

     Spectrum may act as broker for the Fund in connection with the purchase or sale of Preferred Stock or other preferred securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NAM and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

     The cost of the brokerage commissions to the Fund in any transaction (other than those effected by Spectrum) may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Spectrum shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of having caused the Fund to pay a broker (other than Spectrum) that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Spectrum determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Spectrum's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Spectrum and is available for the benefit of other accounts advised by Spectrum and its affiliates, and not all of the information will be used in connection with the Fund. Although this information may be useful in varying degrees and may tend to reduce Spectrum's expenses, it is not possible to estimate its value and in the opinion of Spectrum it does not reduce expenses in a determinable amount. The extent to which Spectrum makes use of statistical, research and other services furnished by brokers is considered by Spectrum in the allocation of brokerage business but there is no formula by which such business is allocated. Spectrum does so in accordance with its judgement of the best interests of the Fund and its shareholders. Spectrum may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to them for which they would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the NASD, and subject to seeking best price and execution, Spectrum may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

     Certain other clients of Spectrum may have investment objectives and policies similar to those of the Fund. Spectrum may, from time to time, make recommendations that result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Spectrum to allocate advisory recommendations and the placing of orders in a manner that it deems equitable to the accounts involved, including the Fund. When two or more of the clients of Spectrum (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.



                                 NET ASSET VALUE

     The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

     The Fund uses an independent pricing service to price the Preferred Stock issued by Middle Market Banking Companies in which the Fund invests. The Fund will use another fair value methodology to value securities if the independent pricing service is unable to provide a price, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. The Fund will determine a fair value of such securities on a daily basis and may engage an independent appraiser to periodically provide an independent determination of such fair value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

     The independent pricing service typically will value Preferred Stock issued by Middle Market Banking Companies using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. Based on information provided to the Fund by such independent pricing service, in determining the value of Preferred Stock of Middle Market Banking Companies, such pricing service will consider (i) the characteristics of, and fundamental analytical data relating to, the Preferred Stock, including cost, size of the issuance, current dividend rate and the time period until next dividend rate readjustment,
(ii) the credit quality of the Middle Market Banking Company, based on an evaluation of its financial condition and regulatory filings and (iii) transactions in securities comparable to such Preferred Stock and various relationships between securities that are recognized by institutional traders. The procedures of any independent pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board of Trustees. If the Fund believes that a value provided by a pricing service provider does not represent a fair value as a result of information specific to the Preferred Stock issued by a Middle Market Banking Company, or which the Fund believes that the pricing agent may not be aware, the Fund may in its discretion value the security subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider.

     For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") national list are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by a Spectrum to be over-the-counter, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

                   ADDITIONAL INFORMATION CONCERNING AUCTIONS
                            FOR FUNDPREFERRED SHARES

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares. See "Broker-Dealers" below.

     Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of FundPreferred shares. One certificate for all of the shares of each series of FundPreferred shares will be registered in the name of Cede & Co., as nominee of the securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of FundPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of FundPreferred shares. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of FundPreferred Shares--Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of FundPreferred shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in FundPreferred shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of FundPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of FundPreferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.



                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

     The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure common shareholders that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. If the Fund were to convert to an open-end investment company, it is likely that a significant percentage of the Fund's Managed Assets (particularly those assets invested in Preferred Stock issued by Middle Market Banking Companies) may need to be sold and replaced with investments that were deemed to be liquid. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risk Factors -- Leverage Risk."

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

     The following is intended to be a general summary of the material federal income tax consequences of investing in FundPreferred shares. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Except as discussed under "Other Taxation," the discussion generally applies only to holders of FundPreferred shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the FundPreferred shares. This summary deals only with U.S. holders that hold FundPreferred shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of FundPreferred shares whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds FundPreferred shares in a qualified tax deferred account such as an IRA, or person that will hold FundPreferred shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.

     This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify, and to elect to be treated, as a regulated investment company under Subchapter M of the Code, and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), such securities of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

     As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its investment company taxable income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of its net short-term capital loss and capital loss carryovers from prior years) if any, that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum effective rate of 35%) on any undistributed investment company taxable income and net capital gain. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax payable by the Fund. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate federal income tax will be considered to have been distributed by year-end. To prevent application of this excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "dividends received deduction"). Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the FundPreferred shares until the asset coverage is restored. See "Description of FundPreferred Shares--Restrictions on Dividend, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required under the Code in order to qualify for tax treatment as a regulated investment company, and thus cause the Fund to incur an income tax liability, a non-deductible 4% federal excise tax on its undistributed taxable income (including gain), or both.

     Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) FundPreferred shares in order to maintain or restore the requisite asset coverage and avoid disqualification as a regulated investment company under the Code. The determination to repurchase or redeem FundPreferred shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund. However, under certain circumstances, the failure of the Fund to meet the asset coverage requirements of the 1940 Act will require a mandatory redemption of FundPreferred shares.

     Use of the Fund's cash to repurchase or redeem FundPreferred shares may adversely affect the Fund's ability to distribute annually at least 90% of its investment company taxable income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of FundPreferred shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of FundPreferred shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the relevant facts and circumstances.

     Since the Fund may invest in securities of non-U.S. issuers, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.

     The Fund may invest in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount. The Fund must accrue income on such investments (and investments with market discount if the Fund elects to include market discount in income currently) for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the distribution requirements under the Code.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

     The Fund may invest in preferred securities, convertible securities, securities that are below investment grade or other types of securities, the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the federal income tax treatment of such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

     Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the FundPreferred shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of FundPreferred shares will be able to sell his or her shares, the Fund is of the opinion that the FundPreferred shares will constitute equity of the Fund for federal income tax purposes, and thus distributions with respect to the FundPreferred shares (other than distributions in redemption of the FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

     The Fund's income will consist of investment company taxable income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the FundPreferred shares are entitled. Holders of the FundPreferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate dividends made with respect to the Common Shares and the FundPreferred shares as consisting of particular types of income (e.g., net capital gain, ordinary income, dividends qualifying for the dividends received deduction, and qualified dividend income) in accordance with each class's proportionate share of the total dividends paid to both classes for such taxable year. Thus, if the Fund designates any dividend as a capital gain dividend, capital gains will be allocated to the FundPreferred shares in proportion to the FundPreferred shares' proportionate share of the total dividends paid on both the FundPreferred shares and the Common Shares during the year. Each holder of the FundPreferred shares during the year will be notified of the allocation of income within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year.
     Distributions of the Fund's investment company taxable income will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of capital gain dividends and qualified dividend income, such dividends would be taxable at ordinary income tax rates. A significant portion of such distributions are expected to qualify for the Dividends Received Deduction under section 243 of the Code or the reduced rates of federal income taxation (i.e., the long-term capital gains rate) for qualified dividend income currently available to individual and other noncorporate shareholders under section 1(h)(11) of the Code. Distributions designated by the Fund as derived from net capital gain, if any, are also taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the FundPreferred shares have been held by holders. For taxable years beginning on or before December 31, 2008, the maximum federal income tax rate applicable to long-term capital gains for individual and other noncorporate investors has been reduced to 15%. Without further legislation, this reduced tax rate will lapse, and the previous higher tax rates will be reinstated, for taxable years beginning on or after January 1, 2009. Distributions in excess of the Fund's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her FundPreferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of FundPreferred shares who holds such shares as a capital asset. Earnings and profits are treated, for federal income tax purposes, as first being used to pay distributions on the FundPreferred shares, and then to the extent remaining, if any, to pay distributions on the Common Shares.

     In order for dividends received by a Fund shareholder to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to such dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to such shareholder's Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for 60 days or less during the 121 day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends received by corporate shareholders of the Fund are also subject to holding period requirements at the shareholder and the Fund levels in order to qualify for the Dividends Received Deduction. In addition, dividends received by the Fund from foreign corporations will generally not be eligible for the Dividends Received Deduction when distributed to corporate shareholders of the Fund.

     Although the Fund is required to distribute annually at least 90% of its investment company taxable income, the Fund is not required to distribute net capital gain to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the FundPreferred shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the FundPreferred shares, the Fund intends to distribute its net capital gain for any year during which it has FundPreferred shares outstanding. Such distribution will affect the tax character, but not the amount, of dividends to which holders of FundPreferred shares are entitled.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Internal Revenue Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

     The Fund will notify holders of FundPreferred shares of the source and tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

     A holder's sale of FundPreferred shares will generally be a taxable transaction for federal income tax purposes. Selling holders of such shares will generally recognize gain or loss in an amount equal to the difference between the amount received for such shares and their adjusted tax basis in the FundPreferred shares sold. If such FundPreferred shares are held as a capital asset at the time of sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by Section 302(b) of the Code are satisfied. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received (or deemed received) with respect to such shares.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

     Treasury Regulations provide that if a shareholder recognizes a loss with respect to FundPreferred shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

BACKUP WITHHOLDING

     The Fund may be required to withhold for U.S. federal income purposes a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against such shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

OTHER TAXATION

     Non-U.S. shareholders, including shareholders who, with respect to the United States, are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or, provided the Fund receives certain certifications from such non-U.S. shareholder, such lower rates as may be prescribed by an applicable treaty. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. persons. Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

     INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE ABOVE-DESCRIBED GENERAL FEDERAL INCOME TAX RULES TO THEIR OWN CIRCUMSTANCES AND WITH RESPECT TO OTHER FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES TO THEM BEFORE MAKING AN INVESTMENT IN FUNDPREFERRED SHARES.



                                     EXPERTS

     The Financial Statements of the Fund as of March 11, 2005, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.



       CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder of
Nuveen Tax-Advantaged Floating Rate Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") as of March 11, 2005 and the related statement of operations for the period from December 29, 2004 (date of organization) through March 11, 2005. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at March 11, 2005, and the results of its operations for the period from December 29, 2004 (date of organization) through March 11, 2005 in conformity with U.S. generally accepted accounting principles.

                                                   /s/ ERNST & YOUNG LLP

Chicago, Illinois
March 11, 2005

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND
                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 11, 2005



Assets:
  Cash                                                                $  100,275
  Offering costs                                                         900,000
  Fund structuring fee                                                 1,350,000
  Receivable from Adviser                                                 13,500
                                                                      ----------
    Total assets                                                       2,363,775
                                                                      ----------

Liabilities:
  Accrued offering costs                                                 900,000
  Accrued Fund structuring fee                                         1,350,000
  Payable for organization costs                                          13,500
                                                                      ----------
    Total liabilities                                                  2,263,500
                                                                      ----------
Net assets                                                            $  100,275
                                                                      ==========
Net asset value per Common Share outstanding ($100,275 divided
  by 7,000 Common Shares outstanding)                                 $   14.325
                                                                      ==========
Net Assets Represent:
  Common Shares, $.01 par value; unlimited number of shares
    authorized, 7,000 shares outstanding                              $       70
  Paid-in surplus                                                        100,205
                                                                      ----------
                                                                      $  100,275
                                                                      ==========

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

                             STATEMENT OF OPERATIONS

   PERIOD FROM DECEMBER 29, 2004 (DATE OF ORGANIZATION) THROUGH MARCH 11, 2005



Investment income                                                      $   --
                                                                       --------

Expenses:
  Organization costs                                                     13,500
  Expense reimbursement                                                 (13,500)
                                                                       --------

  Total expenses                                                           --
                                                                       --------
Net investment income                                                  $   --
                                                                       ========


Note 1: Organization

The Fund was organized as a Massachusetts business trust on December 29, 2004, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Asset Management, the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen, has agreed to reimburse all organization expenses (approximately $13,500) and pay all Common Share offering costs (other than the sales load and the Fund structuring fee) that exceed $.03 per Common Share.

The Fund seeks to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles which require the use of management estimates.

Actual results may differ from those estimates.

The Fund's share of Common Share offering costs and the Fund structuring fee will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations.

If the Fund offers FundPreferred Shares, the offering costs will be borne by Common Shareholders as a direct reduction to paid-in surplus.

Note 3: Investment Management Agreement

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

     Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets                   Fund-Level Fee Rate
---------------------------------------                   -------------------
Up to $500 million                                        0.7000%
$500 million to $1 billion                                0.6750%
$1 billion to $1.5 billion                                0.6500%
$1.5 billion to $2 billion                                0.6250%
$2 billion and over                                       0.6000%

Complex-Level Fee. The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

Complex-Level Assets(1)                               Complex-Level Fee Rate
-----------------------                               ----------------------
For the first $55 billion                             0.2000%
For the next $1 billion                               0.1800
For the next $1 billion                               0.1600
For the next $3 billion                               0.1425
For the next $3 billion                               0.1325
For the next $3 billion                               0.1250
For the next $5 billion                               0.1200
For the next $5 billion                               0.1175
For the next $15 billion                              0.1150
For Managed Assets over $91 billion(2)                0.1400

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

In addition to the reimbursement and waiver of organization and Common Share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.30% of average daily Managed Assets for the first five full years of the Fund's operations, 0.22% in year 6, 0.14% in year 7 and 0.07% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

Note 4: Income Taxes

The Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

                              FINANCIAL STATEMENTS

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND
                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                 April 30, 2005


-------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $194,055,373)                        $ 194,567,692
Receivables from dividends and interest                                        79,650
-------------------------------------------------------------------------------------
     Total assets                                                         194,647,342
-------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                           8,327,377
Accrued expenses:
   Management fees                                                             90,355
   Organization costs                                                          13,500
   Other                                                                       25,657
-------------------------------------------------------------------------------------
      Total liabilities                                                     8,456,889
-------------------------------------------------------------------------------------
Net assets applicable to Common shares                                  $ 186,190,453
=====================================================================================
Common shares outstanding                                                  13,007,000
=====================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)              $       14.31
=====================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------

Common shares, $.01 par value per share                                 $     130,070
Paid-in surplus                                                           185,290,205
Undistributed net investment income                                           248,144
Accumulated net realized gain from investments                                  9,715
Net unrealized appreciation of investments                                    512,319
-------------------------------------------------------------------------------------
Net assets applicable to Common shares                                  $ 186,190,453
=====================================================================================
Authorized shares:
   Common                                                                   Unlimited
   Preferred                                                                Unlimited
=====================================================================================



                 See accompanying notes to financial statements.

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

                      STATEMENT OF OPERATIONS (Unaudited)

Period from March 28, 2005 (commencement of operations) through April 30, 2005


-------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                 $    12,717
Interest                                                                      354,463
-------------------------------------------------------------------------------------
Total investment income                                                       367,180
-------------------------------------------------------------------------------------
EXPENSES
Management fees                                                               140,713
Shareholders' servicing agent fees and expenses                                   178
Custodian's fees and expenses                                                   4,874
Trustees' fees and expenses                                                       680
Professional fees                                                               7,787
Shareholders' reports - printing and mailing expenses                           8,625
Investor relations expense                                                      2,791
Other expenses                                                                    722
-------------------------------------------------------------------------------------
Total expenses before expense waivers                                         166,370
   Expense waivers from the Adviser                                           (47,334)
-------------------------------------------------------------------------------------
Net expenses                                                                  119,036
-------------------------------------------------------------------------------------
Net investment income                                                         248,144
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                              9,715
Change in net unrealized appreciation of investments                          512,319
-------------------------------------------------------------------------------------
Net realized and unrealized gain                                              522,034
-------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations    $   770,178
=====================================================================================


                 See accompanying notes to financial statements.

                                  Statement of
                       CHANGES in NET ASSETS (Unaudited)
 Period from March 28, 2005 (commencement of operations) through April 30, 2005



--------------------------------------------------------------------
OPERATIONS
Net investment income                                  $     248,144
Net realized gain from investments                             9,715
Change in net unrealized appreciation
   of investments                                            512,319
--------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                             770,178
--------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
      Net proceeds from sale of Common shares            185,320,000
--------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares                                      186,090,178
Net assets applicable to Common shares
   at the beginning of period                                100,275
--------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                                $ 186,190,453
====================================================================
Undistributed net investment income
   at the end of period                                $     248,144
====================================================================



                 See accompanying notes to financial statements.

                      Statement of CASH FLOWS (Unaudited)
            Period from March 28, 2005 (commencement of operations)
                             through April 30, 2005



-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS               $     770,178
Adjustments to Reconcile the Net Increase in Net Assets Applicable to
  Common Shares from Operations to Net Cash Used in Operating Activities:
     Purchases of investment securities                                                (93,981,515)
     Purchases of high-grade short-term investment securities, net                    (110,070,568)
     Proceeds from disposition of investment securities                                 10,006,420
     Amortization/(Accretion) of premiums and discounts, net                                     5
     Increase in dividends and interest receivable                                         (79,650)
     Increase in payable for investments purchased                                       8,327,377
     Increase in management fees payable                                                    90,355
     Increase in other liabilities                                                          25,657
     Net realized gain from investments                                                     (9,715)
     Change in net unrealized appreciation of investments                                 (512,319)
--------------------------------------------------------------------------------------------------
     Net cash used in operating activities                                            (185,433,775)
--------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Net proceeds from sale of Common shares                                           185,320,000
     Organization costs payable                                                             13,500
--------------------------------------------------------------------------------------------------
          Net cash provided by financing activities                                    185,333,500
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                           (100,275)
Cash at the beginning of period                                                            100,275
--------------------------------------------------------------------------------------------------
CASH at the END of PERIOD                                                            $          --
==================================================================================================



                See accompanying notes to financial statements.

                                    NOTES to
                        FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund covered in this report and its corresponding Common share New York Stock Exchange symbol is Nuveen Tax-Advantaged Floating Rate Fund (JFP) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

Prior to the commencement of operations the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($13,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund's concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The preferred stocks issued by middle market and major banking companies in which the Fund primarily invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2005, the Fund had no such outstanding when-issued or delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

                                    NOTES to
                  FINANCIAL STATEMENTS (Unaudited)(continued)



Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund intends to declare monthly distributions to Common shareholders from its net investment income and net short-term capital gains. Net realized long-term capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Preferred Shares

The Fund intends to issue 3,120 shares of Series Th Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid on the Preferred shares will be determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Organization, Offering Costs and Fund Structuring Fee

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $13,500) and pay all Common share offering costs (other than the sales load and fund structuring fee) that exceed $.03 per Common share. The Fund's share of Common share offering costs ($390,000) and fund structuring fee ($515,000) were recorded as reductions of the proceeds from the sale of Common shares.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. No such credits were recorded during the period from March 28, 2005 (commencement of operation) through April 30, 2005.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

The Fund sold 13,000,000 Common shares during the period March 28, 2005 (commencement of operations) though April 30, 2005.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) during the period March 28, 2005 (commencement of operations) through April 30, 2005, aggregated $93,981,515 and $10,006,420, respectively.

                                    NOTES to
                  FINANCIAL STATEMENTS (Unaudited)(continued)


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on debt securities, and timing differences in recognizing certain gains and losses on investment transactions.

At April 30, 2005, the cost of investments was $194,055,400.

The net unrealized appreciation of investments at April 30, 2005, aggregated $512,292 of which $532,157 related to appreciated investments and $19,865 related to depreciated investments.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee is applied according to the following schedule:


FUND-LEVEL AVERAGE DAILY MANAGED ASSETS                      FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For net assets over $2 billion                                            .6000
================================================================================

Complex-Level Fee. The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fee paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets for fees and expenses in the amounts and for the time periods set forth below:


YEAR ENDING                       YEAR ENDING
MARCH 31,                          MARCH 31,
--------------------------------------------------------------
2005*             .30%                    2010            .30%
2006              .30                     2011            .22
2007              .30                     2012            .14
2008              .30                     2013            .07
2009              .30
==============================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

                                    NOTES to
                  FINANCIAL STATEMENTS (Unaudited)(continued)

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Directors/Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. SUBSEQUENT EVENTS

The Fund declared a $.0655 Common share dividend distribution from its net investment income and net short-term capital gains which was paid on June 1, 2005, to shareholders of record on May 15, 2005.



On May 13, 2005, the Fund issued an additional 835,000 Common shares in connection with a partial exercise by the underwriters of their over allotment option.

                           Nuveen Tax-Advantaged Floating Rate Fund (JFP) Portfolio of Investments (Unaudited)
                           April 30, 2005


                                                                                            Ratings
                                                                                          ------------   Market
Shares                     Description                                                    Moody's  S&P   Value
---------------------------------------------------------------------------------------------------------------------
                           PREFERRED STOCK - 39.4%
                           Dividend Received Deduction* - 25.4%
                   75,000  Fannie Mae, Series K, 5.3960%                                      Aa3   AA-  $ 3,768,750
                   74,000  Fannie Mae, Series J, 4.716%                                       Aa3   AA-    3,703,700
                   20,000  Federal Home Loan Mortgage Corporation, Series D, 6.140%           Aa3   N/R    1,002,000
                   45,000  Federal Home Loan Mortgage Corporation, Series M, 3.930%           Aa3   AA-    1,894,500
                    7,000  First Tennessee Bank, 144A, 3.900%                                  A3  BBB+    6,984,250
                  312,000  Goldman Sachs Group Inc., Series A, 3.911%                          A2    A-    7,793,760
                  352,200  HSBC USA Inc., Series F, 3.870%                                     A2    A-    8,787,390
                   80,000  Lehman Brothers Holdings, 6.500%                                    A3  BBB+    3,981,120
                  159,500  Lehman Brothers Holdings, Series G, 3.840%                          A3  BBB+    2,128,000
                  287,300  Merrill Lynch and Company, Series G, 3.640%                         A2    A-    7,171,008
---------------------------------------------------------------------------------------------------------------------
                           MIDDLE MARKET BANKING - 14.0%
                   10,000  ShoreBank Corporation, Class A, 144A, 6.923%                       N/R   N/R   10,506,250
                    5,000  Sleepy Hollow Bancorp, Series A, 144A, 6.920%                      N/R   N/R    5,254,688
                   10,000  Vineyard National Bancorp, Series C, 144A, 6.950%                  N/R   N/R   10,393,750
---------------------------------------------------------------------------------------------------------------------
                           Total Preferred Stock (cost $72,903,915)                                       73,369,166
                           ------------------------------------------------------------------------------------------

                                                                                            Ratings
Principal                                                                                 -------------  Market
Amount (000)               Description                                                    Moody's  S&P   Value
---------------------------------------------------------------------------------------------------------------------

                           CAPITAL PREFERRED SECURITIES - 6.0%
                $   1,000  Bank One Capital IV, 4.410%, 9/01/30                                A1   N/R    1,003,159
                    2,000  J.P. Morgan Chase Capital XIII, Series M, 4.040%, 9/30/34           A1    A-    1,986,138
                    4,000  Royal Bank of Scotland Capital Trust IV,  3.893%, 9/29/49           A1     A    4,063,220
                      500  St. George Funding Company LLC, 144A,  8.485%, 6/30/47            Baa1   N/R      555,226
                    3,500  Twin Reefs Trust Pass Through to XL Financial Assurance Ltd.,      Aa2   AA-    3,520,215
                           Series B, 4.090%, 12/10/49
---------------------------------------------------------------------------------------------------------------------
                           Total Capital Preferred Securities (cost $11,080,890)                          11,127,958
                           ------------------------------------------------------------------------------------------

                           HIGH-GRADE SHORT-TERM INVESTMENT  - 59.1%

                $ 110,071  State Street Bank Euro Dollar Time Deposit, 2.700%, 5/02/05                    110,070,568
---------------------------------------------------------------------------------------------------------------------
                           Total High-Grade Short-Term Investment (cost $110,070,568)                     110,070,568
                           ------------------------------------------------------------------------------------------
                           Total Investments (cost $194,055,373) - 104.5%                                 194,567,692
                           ------------------------------------------------------------------------------------------
                           Other Assets Less Liabilities - (4.5)%                                         (8,377,239)
                           ------------------------------------------------------------------------------------------
                           Net Asset Applicable to Common Shares - 100%                                  $186,190,453
                           ==========================================================================================

*     Security is eligible for the Dividends Received Deduction.
144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
N/R   Not Rated.


                 See accompanying notes to financial statements.

                                   APPENDIX A

                    NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

          STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                             OF FUNDPREFERRED SHARES

         Nuveen Tax-Advantaged Floating Rate Fund (the "Fund"), a Massachusetts business trust, certifies that:

         FIRST, pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of 3,120 preferred shares of beneficial interest ("Preferred Shares"), $.01 par value, classified as FundPreferred shares ("FundPreferred shares"), and further classified as Series TH FundPreferred shares (such series, and together with additional series of FundPreferred shares that may be authorized and issued, a "Series") each with a liquidation preference of $25,000 per share;
         SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of FundPreferred shares are as follows:

                                   DESIGNATION

         Series TH: A series of 3,120 Preferred Shares, liquidation preference $25,000 per share, is designated "Series TH FundPreferred shares" ("FundPreferred shares Series TH"). The initial Dividend Period for FundPreferred shares Series TH shall be the period from and including the Date of Original Issue thereof to but excluding ____, 200_. Each share of FundPreferred shares Series TH shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ____, 200_ and each share of FundPreferred shares Series TH shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series TH shall constitute a separate series of Preferred Shares of the Fund.

         Subject to the provisions of Section 11 of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of the Fund's Preferred Shares as FundPreferred shares Series TH with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.
         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I.

                       PART I: FUNDPREFERRED SHARES TERMS

         1.     Number of Shares; Ranking.
                (a) The initial number of authorized shares constituting each of FundPreferred shares Series TH is 3,120 shares. No fractional shares of FundPreferred shares, Series TH shall be issued.
                (b) Any shares of each Series of FundPreferred shares which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.

                (c) The shares of each Series of FundPreferred shares shall rank on a parity with shares of any other series of Preferred Shares (including any other FundPreferred shares) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                (d) No holder of shares of any Series of FundPreferred shares shall have, solely by reason of being such a holder, any preemptive right, or, unless otherwise determined by the Trustees other right to acquire, purchase or subscribe for any shares of any Series of FundPreferred shares, shares of Common Shares of the Fund or other securities of the Fund which the Fund may hereafter issue or sell.

         2.     Dividends.

                (a) The Holders of shares of any Series of FundPreferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of FundPreferred shares issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

                (b)     (i)     Dividends shall be payable when, as and if
declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of FundPreferred shares, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.

                  (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series M" or "Series F" or (B) then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series T," "Series W," or "Series TH."

                  (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of FundPreferred shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.

                   (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

                   (v) Each dividend on a Series of FundPreferred shares shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

               (c) (i)   The dividend rate on Outstanding shares of each Series
of FundPreferred shares during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the FundPreferred shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of FundPreferred shares is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of FundPreferred shares being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of FundPreferred shares for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of FundPreferred shares are subject (or are deemed to be subject) to Hold

Orders. The rate per annum at which dividends are payable on shares of a Series of FundPreferred shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                   (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of FundPreferred shares.

                   (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                   (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one
         (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

               (d) Any dividend payment made on shares of any Series of FundPreferred shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

               (e) For so long as the FundPreferred shares are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount and the 1940 Act FundPreferred Shares Asset Coverage would be achieved, (ii) full cumulative dividends on the FundPreferred Shares due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

               (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the FundPreferred shares unless (i) there is not an event of default under indebtedness senior to the FundPreferred shares, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the FundPreferred shares.

        3.     Redemption.

               (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of FundPreferred shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or
(B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of FundPreferred shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this
Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of FundPreferred shares by reason of the redemption of such FundPreferred shares on such date fixed for the redemption and (b) the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

                   (ii) If the Fund fails to maintain, as of any Valuation Date, the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund satisfying the FundPreferred Shares Basic Maintenance Amount, or sufficient to satisfy 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of FundPreferred shares then Outstanding will be redeemed), and (B) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                   (iii) In determining the FundPreferred shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this
         Section 3, subject to the further provisions of this subparagraph
         (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the FundPreferred shares which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the FundPreferred shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the FundPreferred shares to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of FundPreferred shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding FundPreferred shares are to be redeemed pursuant to this
         Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

               (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of FundPreferred shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of FundPreferred shares at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

               (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, but subject to Section 7(e), no FundPreferred shares may be redeemed unless all dividends in arrears on the Outstanding FundPreferred shares and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding FundPreferred shares.

               (d) Upon the deposit of funds sufficient to redeem shares of any Series of FundPreferred shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of FundPreferred shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of FundPreferred shares so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

               (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of FundPreferred shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of FundPreferred shares for which a Notice of Redemption has been given, dividends may be declared and paid on FundPreferred shares Series and shall include those FundPreferred shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

               (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of FundPreferred shares called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

               (g) So long as any shares of any Series of FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

               (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

               (i) In the case of any redemption pursuant to this Section 3, only whole shares of FundPreferred shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

               (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of FundPreferred shares, ranking prior to or on a parity with the FundPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding FundPreferred shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of

Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding FundPreferred shares or (B) the Fund would meet the 1940 Act FundPreferred Shares Asset Coverage, the FundPreferred Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

         4.    Designation of Dividend Period.

               (v) The initial Dividend Period for each Series of
FundPreferred shares is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of each Series of FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, FundPreferred shares shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it satisfies the FundPreferred Shares Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

               (b) If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                    (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                   (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

         5. Restrictions on Transfer. Shares of a Series of FundPreferred shares may be transferred only (a) pursuant to an order placed in an Auction,
(b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding FundPreferred shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of FundPreferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

         6.    Voting Rights.

               (a) Except as otherwise provided in the Declaration, herein or as otherwise required by applicable law, (i) each Holder of shares of any Series of FundPreferred shares shall be entitled to one vote for each share of any Series of FundPreferred shares held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, and shares of Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each share of Preferred Shares, including each Series of FundPreferred shares, entitling the holder thereof to one vote. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including each Series of FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees.

               (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of shares of Preferred Shares, including each Series of FundPreferred shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including each Series of FundPreferred shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the
Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                    (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                    (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of

Preferred Shares, including each Series of FundPreferred shares, upon the further occurrence of any of the events described in this paragraph (b) of
Section 6.

               (c) As soon as practicable after the accrual of any right of the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, to elect additional Trustees as described in paragraph (b) of this
Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall instruct the Trustees to call a special meeting of such holders and shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if such special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including each Series of FundPreferred shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

               (d) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of holders of the FundPreferred shares and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees, shall constitute the duly elected Trustees of the Fund.

               (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the FundPreferred shares and holders of other Preferred Shares pursuant to paragraph
(b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

               (f) So long as any of the shares of Preferred Shares, including each Series of FundPreferred shares, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and

FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund satisfies the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

               (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, voting as a separate class, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify any Rating Agency which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify such Rating Agency, as applicable, of the results of such vote.

               (h) The affirmative vote of the holders of a majority of the Outstanding shares of any series of Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1980 Act, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this
Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

               (i) The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the FundPreferred shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including FundPreferred shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any Series of FundPreferred shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

         Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund.

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

               (j) Unless otherwise required by law, holders of shares of any Series of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of any Series of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

               (k) The foregoing voting provisions will not apply with respect to any Series of FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         7.    Liquidation Rights.

               (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series of FundPreferred shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of FundPreferred shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

               (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

               (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

               (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

               (e) After the payment to the Holders of Preferred Shares, including FundPreferred shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including FundPreferred shares, as such shall have no right or claim to any of the remaining assets of the Fund.

               (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of FundPreferred shares, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with FundPreferred shares unless proportionate distributive amounts shall be paid on account of the FundPreferred shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

               (g) Subject to the rights of the holders of shares of any Series or class or classes of stock ranking on a parity with FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the FundPreferred shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the FundPreferred shares shall not be entitled to share therein.

         8. Auction Agent. For so long as any FundPreferred shares are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any FundPreferred shares are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         9. 1940 Act FundPreferred Shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the FundPreferred shares are Outstanding, asset coverage with respect to the FundPreferred shares which is equal to or greater than the 1940 Act FundPreferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         10. FundPreferred Shares Basic Maintenance Amount. So long as the FundPreferred shares are Outstanding and any Rating Agency is then rating the FundPreferred shares, the Fund shall maintain, as of each Valuation Date, the FundPreferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         11. Certain Other Restrictions. For so long as any shares of FundPreferred shares are Outstanding and any Rating Agency is then rating the shares of FundPreferred shares, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of FundPreferred shares.

         12. Compliance Procedures for Asset Maintenance Tests. For so long as any FundPreferred shares are Outstanding and any Rating Agency is then rating such shares:

                (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) whether the FundPreferred Shares Basic Maintenance Amount is met as of that date, and (ii) whether the 1940 Act FundPreferred Shares Asset Coverage is met as of that date.

                (b) Upon any failure to maintain the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing FundPreferred shares outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

                (c) Compliance with the FundPreferred Shares Basic Maintenance Amount and 1940 Act FundPreferred Shares Asset Coverage tests shall be determined with reference to those FundPreferred shares which are deemed to be Outstanding hereunder.

                (d) The Fund shall deliver to each Rating Agency which is then rating FundPreferred shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act FundPreferred Shares Asset Coverage, FundPreferred Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a "Rating Agency Certificate").

                (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to maintain the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b). In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to satisfy the FundPreferred Shares Basic Maintenance Amount or to meet the 1940 FundPreferred Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

         13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

        14. Waiver. Holders of at least a majority of the Outstanding FundPreferred shares, acting collectively, or each Series of FundPreferred shares acting as a separate series, determined with reference to a "majority of the outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

        15. Termination. In the event that no FundPreferred shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.

        16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of FundPreferred shares or additional shares of a series of FundPreferred shares (and terms relating thereto) to the series and shares of FundPreferred shares theretofore described thereon. All such additional shares shall be governed by the terms of this Statement, except as set forth in such amendment with respect to such additional shares. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.

        17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                (a) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

                (b) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                (c)     "All Hold Rate" means 80% of the Reference Rate.

                (d) "Applicable Rate" means, with respect to each Series of FundPreferred shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of FundPreferred shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

                (e) "Applicable Percentage" means the percentage determined based on the higher of the credit ratings assigned to the series of FundPreferred on such date by Moody's and Fitch or equivalent credit rating by any Other Rating Agency as follows:


              CREDIT RATINGS
---------------------------------------------
                                                        APPLICABLE
MOODY'S                     FITCH                       PERCENTAGE
-----------------           -----------------           ----------
Aaa                         AAA                            125%
Aa3 to Aa1                  AA- to AA+                     150%
A3 to A1                    A- to A+                       200%
Baa3 to Baa1                BBB- to BBB+                   250%
Ba1 and lower               BB+ and lower                  300%

         The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Basic Maintenance Amount.

                (f) "Applicable Spread" means the spread determined based on the higher of the credit rating assigned to the series of FundPreferred on such date by Moody's and Fitch (or equivalent credit rating by any Other Rating Agency) as follows:


               CREDIT RATINGS
---------------------------------------------
MOODY'S                     FITCH                         SPREAD
-----------------           -----------------           ----------
Aaa                         AAA                            125 bps
Aa3 to Aa1                  AA- to AA+                     150 bps
A3 to A1                    A- to A+                       200 bps
Baa3 to Baa1                BBB- to BBB+                   250 bps
Ba1 and lower               BB+ and lower                  300 bps

         The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Basic Maintenance Amount.

         (g) "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii).

         (h) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

         (i) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         (j) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series of FundPreferred shares.

         (k) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

         (l) "Beneficial Owner," with respect to shares of each Series of FundPreferred shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series.

         (m)    "Bid" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

         (n)    "Bidder" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         (o) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

         (p) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         (q) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         (r) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

         (s)    "Code" means the Internal Revenue Code of 1986, as amended.

         (t)    "Commission" means the Securities and Exchange Commission.

         (u) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

         (v) "Date of Original Issue" means, with respect to Series TH, FundPreferred shares, _________, 200__.

         (w)    "Default" has the meaning set forth in Section 2(c)(ii) of this
Part I.

         (x) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

         (y)    "Default Rate" means the Reference Rate multiplied by three (3).

         (z) "Deposit Securities" means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

         (aa) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the FundPreferred shares), Fitch Discount Factor (if Fitch is then rating the FundPreferred shares) or an Other Rating Agency Discount Factor, whichever is applicable.
         (bb) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

         (cc) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

         (dd) "Dividend Payment Date" with respect to a Series of FundPreferred shares means any date on which dividends are payable pursuant to
Section 2(b) of this Part I.

         (ee) "Dividend Period" means, with respect to a Series of FundPreferred shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

         (ff) "Eligible Assets" means Moody's Eligible Assets or Fitch Eligible Assets (if Moody's or Fitch are then rating the FundPreferred shares) and/or Other Rating Agency Eligible Assets, whichever is applicable.
         (gg) "Existing Holder," with respect to shares of a series of FundPreferred shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

         (hh)   "Fitch" means Fitch Ratings and its successors at law.

         (ii) "Fitch Discount Factor" means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Fitch ratings of FundPreferred Shares.


         (jj) "Fitch Eligible Asset" means assets of the Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection Fitch's ratings of FundPreferred Shares.

         (kk) "Fitch Guidelines" mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch ratings of FundPreferred shares.

         (ll) "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

         (mm) "FundPreferred shares Series TH" means the shares of Series TH of the FundPreferred shares or any other shares of Preferred Shares hereinafter designated as shares of Series TH of the FundPreferred shares.

         (nn) "Holder" means, with respect to FundPreferred shares, the registered holder of shares of each Series of FundPreferred shares as the same appears on the share ledger or share records of the Fund.

         (oo) "Hold Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

         (pp) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by A.G. Edwards & Sons, Inc. or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) A.G. Edwards & Sons, Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by A.G. Edwards & Sons, Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by A.G. Edwards & Sons, Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by A.G. Edwards & Sons, Inc. (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by A.G. Edwards & Sons, Inc. (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if A.G. Edwards & Sons, Inc. is not a Broker-Dealer or does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Fund to provide such rate or rates not being supplied by A.G. Edwards & Sons, Inc.; provided further, that if A.G. Edwards & Sons, Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the most recently determinable LIBOR Rate. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

         (qq) "London Business Day" means any day on which commercial banks are generally open for business in London.

         (rr) "Mandatory Redemption Date" has the meaning set forth in Section 3(a)(iii) of this Part I.

         (ss)   "Mandatory Redemption Price" has the meaning set forth in
Section 3(a)(iii) of this Part I.

         (tt) "Market Value" means the market value of the assets of the Fund as computed in accordance with the Fund's pricing procedures adopted by the Board of the Fund in connection with valuing the Fund's assets.

         (uu) "Maximum Rate" means the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

         (vv) "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

         (ww) "Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundPreferred Shares.

         (xx) "Moody's Eligible Assets" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundPreferred Shares.

         (yy) "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of FundPreferred shares.

         (zz) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         (aaa) "1940 Act FundPreferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding FundPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

         (bbb) "Notice of Redemption" means any notice with respect to the redemption of shares of FundPreferred shares pursuant to Section 3.

         (ccc)   "Order" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

         (ddd) "Other Rating Agency" means each rating agency, if any, other than Moody's or Fitch then providing a rating for the FundPreferred shares pursuant to the request of the Fund.

         (eee) "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundPreferred Shares.

         (fff) "Other Rating Agency Eligible Assets" means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the

Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundPreferred shares.

         (ggg) "Other Rating Agency Guidelines" mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of FundPreferred shares.

         (hhh) "Outstanding" or "outstanding" means, as of any date, FundPreferred shares theretofore issued by the Fund except, without duplication,
(i) any shares of FundPreferred shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such FundPreferred shares and (ii) any FundPreferred shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the FundPreferred shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of FundPreferred shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the FundPreferred Shares Basic Maintenance Amount, FundPreferred shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

         (iii) "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

         (jjj) "Person" or "person" means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (kkk) "Potential Beneficial Owner," with respect to shares of a series of FundPreferred shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

         (lll) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the FundPreferred shares, of the Fund from time to time.

         (mmm) "Rating Agency" means each of Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency.

         (nnn) "Rating Agency Guidelines" mean Moody's Guidelines (if Moody's is then rating FundPreferred shares), Fitch Guidelines (if Fitch is then rating FundPreferred shares) and any Other Rating Agency Guidelines.

         (ooo) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

         (ppp) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

         (qqq) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

         (rrr) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

         (sss) "Securities Act" means the Securities Act of 1933, as amended from time to time.

         (ttt) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of FundPreferred shares Series TH.

         (uuu) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

         (vvv) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

         (www) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(i) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(i) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

         (xxx)  "Standard Dividend Period" means a Dividend Period of 7 days.

         (yyy) "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (zzz)  "Submitted Bid" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

         (aaaa) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (bbbb)  "Submitted Order" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

         (cccc) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (dddd) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (eeee) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

         (ffff) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which FundPreferred shares Series TH initially are issued.

         (gggg) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

         18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

         1.     Orders.

                (a) Prior to the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares:

          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series;

and

         (ii)   one or more Broker-Dealers, using lists of Potential Beneficial

   Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

              (b)   (i)     A Bid by a Beneficial Owner or an Existing Holder of
shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this

          Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series specified in such Sell Order; or

                           (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of FundPreferred shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph
                  (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of FundPreferred shares other than whole shares shall be valid.

         2.       Submission of Orders by Broker-Dealers to Auction Agent.

                  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for FundPreferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                        (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                        (ii) the aggregate number of shares of such series that are the subject of such Order;

                        (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                                (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                                (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                                (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

                        (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

                (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                (c) If an Order or Orders covering all of the Outstanding shares of FundPreferred shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding FundPreferred shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                        (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                        (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                                (B) subject to subclause (A), if more than one
                  Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                                (C) subject to subclauses (A) and (B), if more
                  than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                (D) in any such event, the number, if any, of
                  such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                        (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                (e) If more than one Bid for one or more shares of a series of FundPreferred shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

        3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

                (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                        (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available FundPreferred shares" of such series);

                        (ii) from the Submitted Orders for shares of such series whether:

                                (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

         exceeds or is equal to the sum of:

                                (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; and

                                (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                        (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                                (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                                (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available FundPreferred shares of such series.

                (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of FundPreferred shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

                        (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                        (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

                        (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

         4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the FundPreferred shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                (a) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                        (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the FundPreferred shares subject to such Submitted Bids;

                        (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bids;

                        (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                        (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bid, unless the number of Outstanding FundPreferred shares subject to all such Submitted Bids shall be greater than the number of FundPreferred shares ("remaining shares") in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses
         (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold FundPreferred shares subject to such Submitted Bid, but only in an amount equal to the number of FundPreferred shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                        (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph
         (a) by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

                (b) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                        (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the FundPreferred shares subject to such Submitted Bids;

                        (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                        (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

                (c) If all of the Outstanding shares of a series of FundPreferred shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

                (d)     If, as a result of the procedures described in clause
(iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of FundPreferred shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of FundPreferred shares.

                (e)     If, as a result of the procedures described in clause
(v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate FundPreferred shares of such series or purchase among Potential Holders so that only whole shares of FundPreferred shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing FundPreferred shares of such series on such Auction Date.

                (f) Based on the results of each Auction for shares of a series of FundPreferred shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, FundPreferred shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of FundPreferred shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of FundPreferred shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver FundPreferred shares of any series or to pay for FundPreferred shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, NUVEEN TAX-ADVANTAGED FLOATING RATE FUND has caused these presents to be signed as of _________, 2005 in its name and on its behalf by its Vice-President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                      NUVEEN TAX-ADVANTAGED FLOATING RATE FUND


                                      By:
                                         ---------------------------------------
                                         Jessica R. Droeger, Vice President
ATTEST:


-----------------------------------------
Virginia L. O'Neal, Assistant Secretary

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.     Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

         An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

         A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

         An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-).

         The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

         This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

         This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                  Short-Term Issue Credit Ratings

A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM LOANS

MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

           o    Leading market positions in well-established industries.

           o    High rates of return on funds employed.

           o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

           o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, AND D DEFAULT

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default.  Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  $78,000,000

                    Nuveen Tax-Advantaged Floating Rate Fund

                              FundPreferred Shares

              -----------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

              -----------------------------------------------------

                               ____________, 2005

                           PART C -- OTHER INFORMATION


ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1.       Financial Statements:

         Statement of Assets and Liabilities, March 11, 2005 (audited)

         Statement of Operations from December 29, 2004 (date of organization) through March 11, 2005 (audited)


         Statement of Assets and Liabilities, April 30, 2005 (unaudited)



         Statement of Operations from March 28, 2005 (commencement of operations) through April 30, 2005 (unaudited)



         Statement of Changes in Net Assets from March 28, 2005
(commencement of operations) through April 30, 2005 (unaudited)



         Statement of Cash Flows from March 28, 2005 (commencement of operations) through April 30, 2005 (unaudited)



         Portfolio of Investments April 30, 2005 (unaudited)


         2.       Exhibits:

                  a.1 Declaration of Trust dated December 29, 2004. Filed on January 25, 2005 as exhibit a.1 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  a.2 Amended and Restated Declaration of Trust dated as of January 13, 2005. Filed on January 25, 2005 as exhibit a.2 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  b. By-laws of Registrant. Filed on January 25, 2005 as exhibit b to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  c.       None.

                  d.1      Form of Share Certificate.**

                  d.2      Rating Agency Guidelines.**

                  e. Terms and Conditions of the Dividend Reinvestment Plan. Filed on March 25, 2005 as exhibit e to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  f.       None.

                  g.1 Investment Management Agreement between Registrant and Nuveen Asset Management dated February 24, 2005. Filed on March 3, 2005 as exhibit e to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*



                                    Part C-1

                  g.2 Investment Sub-Advisory Agreement between Nuveen Asset Management, Inc. and Spectrum Asset Management, Inc. dated March 24, 2005. Filed on March 25, 2005 as exhibit g.2 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  h.1      Form of Underwriting Agreement.**

                  h.2      Form of Master Selected Dealer Agreement.**

                  h.3      Form of Nuveen Master Selected Dealer Agreement.**

                  h.4      Form of Master Agreement Among Underwriters.**

                  i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on March 25, 2005 as exhibit i to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  j. Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005. Filed on March 3, 2005 as exhibit j to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002. Filed on March 25, 2005 as exhibit k.1 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  k.2 Expense Reimbursement Agreement between Registrant and Nuveen Asset Management dated February 24, 2005. Filed on March 3, 2005 as exhibit k.2 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  k.3 Letter agreement among Sandler O'Neill & Partners L.P., Nuveen Investments LLC and Spectrum Asset Management, Inc. dated January 25, 2004. Filed on March 25, 2005 as exhibit k.3 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  k.4 Form of Structuring Fee Agreement between Registrant and A.G. Edwards & Sons, Inc.**

                  k.5      Form of Auction Agency Agreement.**

                  k.6      Form of Broker Dealer Agreement.**

                  k.7      Form of DTC Representation Letter.**

                  l.1 Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C.*

                  l.2      Opinion and consent of Bingham McCutchen LLP.*

                  m.       None.


                                    Part C-2

                  n.       Consent of Ernst & Young, LLP.**

                  o.       None.

                  p. Subscription Agreement of Nuveen Asset Management dated March 11, 2005. Filed on March 25, 2005 as exhibit p to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  q.       None.

                  r.1 Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management. Filed on March 3, 2005 as exhibit r.1 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  r.2 Code of Ethics of Spectrum Asset Management, Inc. Filed on March 25, 2005 as exhibit r.2 to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.*

                  s. Powers of Attorney. Filed on March 25, 2005 as exhibit s to Registrant's registration statement on Form N-2 (File No. 333-122276) and incorporated herein by reference.


--------------
*     Previously filed.
**    Filed herewith.


ITEM 26:  MARKETING ARRANGEMENTS


         Sections 3, 5 and 6(n) of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

         See the Introductory Paragraph and Sections 2 and 3(d) of the Form of the A.G. Edwards & Sons, Inc. Master Selected Dealer Agreement filed as Exhibit
h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit
h.3 to this Registration Statement.

         See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.


ITEM 27:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


   Securities and Exchange Commission fees............................  $  9,181
   Printing and engraving expenses....................................    40,000
   Legal Fees.........................................................   100,000
   Accounting Fees....................................................     6,500
   Rating Agency Fees.................................................    58,500
   Miscellaneous expenses.............................................    15,819
                                                                        --------
     Total............................................................  $230,000
                                                                        ========


                                    Part C-3

ITEM 28:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


         Not applicable.


ITEM 29:  NUMBER OF HOLDERS OF SECURITIES


         At March 15, 2005

                                               NUMBER OF
          TITLE OF CLASS                     RECORD HOLDERS
          --------------                     --------------

          Common Shares, $0.01 par value           1



ITEM 30:  INDEMNIFICATION


         Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

         Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

         (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

         (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (ii)     by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or


                                    Part C-4
hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

         (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

         Section 9 of the Form of Underwriting Agreement to be filed as Exhibit
h.1 to this Registration Statement provides for each of the to be parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the


                                    Part C-5

Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


ITEM 31:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         Nuveen Asset Management ("NAM") serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III.

         NAM has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NAM appears below:

                                                                OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
                NAME AND POSITION WITH NAM                                     DURING PAST TWO YEARS
--------------------------------------------------------     -----------------------------------------------------
John P. Amboian, President and Director.................     President and Director of Nuveen Investments, Inc.,
                                                             Nuveen Investments, LLC, Nuveen Asset Management,
                                                             Rittenhouse Asset Management, Inc., Nuveen Investments
                                                             Advisors Inc., and Nuveen Investments Holdings, Inc.

Alan G. Berkshire, Senior Vice President                     Senior Vice President, Secretary and General Counsel of
and Secretary...........................................     Nuveen Investments, Inc., Nuveen Investments, LLC,
                                                             Nuveen Asset Management, Rittenhouse Asset Management,
                                                             Inc. and Nuveen Investments Holdings, Inc.; Senior Vice
                                                             President and Secretary of Nuveen Investments Advisors
                                                             Inc.; Assistant Secretary of NWQ Investment Management
                                                             Company, LLC and Secretary of Symphony Asset
                                                             Management, LLC.

Mary E. Keefe, Managing Director and Chief Compliance        Managing Director and Chief Compliance Officer (since
Officer.................................................     2004) of Nuveen Investments, Inc., Nuveen Investments,
                                                             LLC, Nuveen Investments Advisers Inc., Nuveen Asset
                                                             Management, Nuveen Investments Institutional Services Group LLC
                                                             and Rittenhouse Asset Management, Inc.; formerly,
                                                             Head of Global Compliance (January 2004 - May 2004) Citadel
                                                             Investment Group; Director, Midwest Regional Office (1994 - 2003)
                                                             United States Securities and Exchange Commission.

Margaret E. Wilson, Senior Vice President, Finance......     Senior Vice President, Finance of Nuveen Investments,
                                                             Inc., Nuveen Investments, LLC, Nuveen Asset Management,
                                                             Rittenhouse Asset Management, Inc., Nuveen Investments
                                                             Advisors Inc. and Nuveen Investments Holdings, Inc.

                                    Part C-6

         Spectrum Asset Management, Inc. currently serves as the Fund's subadviser. The address for Spectrum Asset Management, Inc. is 2 High Ridge Park, Stamford, Connecticut 06905. See "Investment Advisers" in Part B of the Registration Statement.

         Set forth below is a list of each director and officer of Spectrum, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                              OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
             NAME AND POSITION WITH SPECTRUM                                 DURING PAST TWO YEARS
------------------------------------------------------     -----------------------------------------------------------
Bernard M. Sussman, Executive Director, Co-Chief           Executive Director, Co-Chief Executive Officer and Chief
Executive Officer and Chief Investment Officer........     Investment Officer of Spectrum Asset Management, Inc.;
                                                           Chairman of Spectrum Asset Management, Inc. Investment
                                                           Committee.

Mark. A. Lieb, Executive Director, Co-Chief Executive      Executive Director, Co-Chief Executive Officer and Chief
Officer and Chief Financial Officer...................     Financial Officer for Spectrum Asset Management, Inc.;
                                                           Member of Spectrum Asset Management, Inc.  Investment
                                                           Committee.

L. Phillip Jacoby, IV, Senior Vice President and           Senior Vice President and Portfolio Manager of Spectrum
Portfolio Manager.....................................     Asset Management, Inc.; Member of Spectrum Asset
                                                           Management, Inc. Investment Committee.

Lisa D. Crossley, Vice President and Chief Compliance      Vice President and Chief Compliance Officer of Spectrum
Officer...............................................     Asset Management, Inc.(since July, 2004), Vice President
                                                           and Director of Compliance, Nuveen Investments (December
                                                           1998 - June 2004).


ITEM 32:  LOCATION OF ACCOUNTS AND RECORDS


         Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

         Spectrum Asset Management, Inc., 2 High Ridge Park, Stamford, Connecticut, 06905, maintains certain of its advisory material.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management, Inc.


ITEM 33:  MANAGEMENT SERVICES


         Not applicable.


ITEM 34:  UNDERTAKINGS


         1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the


                                    Part C-7

                  Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5.       The Registrant undertakes that:

                  a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.


                                    Part C-8

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 23rd day of May, 2005.

                                    NUVEEN TAX-ADVANTAGED
                                    FLOATING RATE FUND



                                    /s/ Jessica R. Droeger
                                    -------------------------------------
                                    Jessica R. Droeger, Vice President and
                                    Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                                 TITLE                              DATE
------------------------------------     ------------------------------------   --------------------
/s/ Stephen D. Foy                       Vice President and Controller          May 23, 2005
------------------------------------     (Principal Financial and Accounting
Stephen D. Foy                           Officer)
                                         Chief Administrative Officer
/s/ Gifford R. Zimmerman                                                        May 23, 2005
------------------------------------     (Principal Executive Officer)
Gifford R. Zimmerman                     Chairman of the Board and Trustee
                                                                               *By: /s/ Jessica R. Droeger
Timothy R. Schwertfeger*                                                           -----------------------
                                                                                     Jessica R. Droeger
                                                                                     Attorney-In-Fact
                                                                                     May 23, 2005


Robert P. Bremner*                       Trustee
Lawrence H. Brown*                       Trustee
Jack B. Evans*                           Trustee
William C. Hunter*                       Trustee
David J. Kundert*                        Trustee
William J. Schneider*                    Trustee
Judith M. Stockdale*                     Trustee
Eugene S. Sunshine*                      Trustee

--------------
* Original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibit s to Registrant's registration statement on Form N-2 (File No. 33-122276) and incorporated herein by reference.

                                INDEX TO EXHIBITS

a.1                 Declaration of Trust dated December 29, 2004.*
a.2                 Amended and Restated Declaration of Trust dated as of January 13, 2005.*
b.                  By-laws of Registrant.*
c.                  None.
d.1                 Form of Share Certificate.**
d.2                 Rating Agency Guidelines.**
e.                  Terms and Conditions of the Dividend Reinvestment Plan.*
f.                  None.
g.1                 Investment Management Agreement between Registrant and Nuveen Asset Management dated February 24
                    2005.*
g.2                 Investment Sub-Advisory Agreement between Nuveen Asset Management, Inc. and Spectrum Asset
                    Management, Inc. dated March 24, 2005.*
h.1                 Form of Underwriting Agreement.**
h.2                 Form of Master Selected Dealer Agreement.**
h.3                 Form of Nuveen Master Selected Dealer Agreement.**
h.4                 Form of Master Agreement Among Underwriters.**
i.                  Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and
                    Trustees.*
j.                  Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated
                    August 19, 2002.*
k.1                 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and
                    Trust Company dated October 7, 2002.*
k.2                 Expense Reimbursement Agreement between Registrant and Nuveen Asset Management dated February
                    24, 2005.*
k.3                 Letter agreement among Sandler O'Neill & Partners L.P., Nuveen Investments LLC and Spectrum
                    Asset Management, Inc. dated January 25, 2004.*
k.4                 Form of Structuring Fee Agreement between Registrant and A.G. Edwards & Sons, Inc.**
k.5                 Form of Auction Agency Agreement.**
k.6                 Form of Broker Dealer Agreement.**
k.7                 Form of DTC Representation Letter.**
l.1                 Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C.*


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
l.2                 Opinion and consent of Bingham McCutchen LLP.*
m.                  None.
n.                  Consent of Ernst & Young, LLP.**
o.                  None.
p.                  Subscription Agreement of Nuveen Asset Management dated March 11, 2005.*
q.                  None.
r.1                 Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*
r.2                 Code of Ethics of Spectrum Asset Management, Inc.*

---------------
 *   Previously filed.
**   Filed herewith.